Exhbit 10.1

PLAN AND AGREEMENT OF TRIANGULAR MERGER
BETWEEN
VR HOLDINGS, INC.,
VRH MERGER SUB, INC. (a Texas corporation)
AND
LITIGATION DYNAMICS, INC. (a Texas corporation)

VR HOLDINGS, INC., a Delaware corporation (“VR Holdings”), VRH MERGER SUB, INC., a Texas corporation (the “Subsidiary”), and LITIGATION DYNAMICS, INC., a Texas corporation (“Litigation Dynamics”), hereby agree as follows:

WHEREAS, the Subsidiary is a wholly-owned subsidiary of VR Holdings; and

WHEREAS, Litigation Dynamics desires to merge with and into the Subsidiary (the “Merger”); and

WHEREAS, as a result of the Merger, the shareholders of Litigation Dynamics (the “Litigation Dynamics Shareholders”) will receive shares of the common stock of VR Holdings, $0.000001 par value per share (the “VR Holdings Common Stock”) in exchange for all of their shares of the common stock of Litigation Dynamics, $0.01 par value per share (the “Litigation Dynamics Common Stock”); and

NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties agree as follows:

1.

Plan Adopted.  A plan of merger whereby Litigation Dynamics merges with and into the Subsidiary (this “Plan of Merger”), pursuant to the provisions of Article 5.01, et seq., of the Texas Business Corporation Act (the “TBCA”), and Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended, is adopted as follows:

(a)

Litigation Dynamics shall be merged with and into the Subsidiary, to exist and be governed by the laws of the State of Texas.

(b)

The Subsidiary shall be the surviving corporation (the “Surviving Corporation”) and will continue to be a wholly-owned subsidiary of VR Holdings.

(c)

When this Plan of Merger shall become effective, the separate existence of Litigation Dynamics shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of Litigation Dynamics and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them.  All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Merger.

(d)

The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the States of Texas, if any.

(e)

The Surviving Corporation will carry on business with the assets of Litigation Dynamics, as well as the assets of the Subsidiary.

(f)

The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Article 5.01, et seq., of the TBCA.

(g)

The Litigation Dynamics Shareholders will surrender all of their shares of the Litigation Dynamics Common Stock in the manner hereinafter set forth.

(h)

In exchange for the shares of the Litigation Dynamics Common Stock surrendered by the Litigation Dynamics Shareholders, VR Holdings will issue and transfer to them on the basis hereinafter set forth, shares of the VR Holdings Common Stock.

(i)

A copy of this Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any shareholder of any constituent corporation.

(j)

The authorized capital stock of the Subsidiary is 1,000 shares of common stock, par value $0.01 per share (the “Subsidiary Common Stock”), of which one share is issued and outstanding.

(k)

The authorized capital stock of Litigation Dynamics is 100,000 shares of common stock, $0.01 par value per share, of which 100,000 shares are issued and outstanding.

2.

Effective Date.  The effective date of the Merger (the “Effective Date”) shall be the date of the filing of Articles of Merger for the Subsidiary and Litigation Dynamics in the States of Texas.

3.

Submission to Shareholders.  This Plan of Merger shall be submitted for approval separately to the Litigation Dynamics Shareholders and the shareholders of the Subsidiary in the manner provided by the laws of the State of Texas.

4.

Manner of Exchange.  On the Effective Date, the Litigation Dynamics Shareholders shall surrender their stock certificates representing all of the issued and outstanding shares of the Litigation Dynamics Common Stock to the Subsidiary in exchange for certificates representing the shares of the VR Holdings Common Stock to which they are entitled.  Following the receipt of the shares of the Litigation Dynamics Common Stock by the Subsidiary, the shares of the Litigation Dynamics Common Stock shall be cancelled.  The one share of the Subsidiary Common Stock shall remain issued and outstanding.

5.

Basis of Exchange.  The Litigation Dynamics Shareholders currently own 100,000 shares of the Litigation Dynamics Common Stock, which shares constitute all of the issued and outstanding shares of the capital stock of Litigation Dynamics.  As a result of the Merger, the Litigation Dynamics Shareholders shall be entitled to receive, in exchange for all of their Litigation Dynamics Common Stock, 17,500,000 shares of the VR Holdings Common Stock.

6.

Restricted Shares.  All shares of the VR Holdings Common Stock to be received by the Litigation Dynamics Shareholders hereunder shall be restricted in their resale as provided in the Securities Act of 1933, as amended (the “Securities Act”), and shall contain a legend as required by the Securities Act, which shall read as follows:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

7.

Directors and Officers of the Surviving Corporation.

(a)

Following the Merger, the present Board of Directors of Litigation Dynamics shall serve as the Board of Directors of the Surviving Corporation, along with John E. Baker, until the next annual meeting or until such time as their successors have been elected and qualified.

(b)

If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors of the Surviving Corporation as provided in the Bylaws of the Surviving Corporation.

(c)

All persons who, on the Effective Date, are executive or administrative officers of Litigation Dynamics shall be the officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine.  The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

8.

Articles of Incorporation.  The Articles of Incorporation of the Subsidiary existing on the Effective Date, which are to be amended to reflect the change of name to Litigation Dynamics, Inc., a copy of which is attached hereto as Attachment A shall continue in full force as the Articles of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

9.

Bylaws.  The Bylaws of the Subsidiary existing on the Effective Date, which are to be amended to reflect the change of name to Litigation Dynamics, Inc., a copy of which is attached hereto as Attachment B shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

10.

Employment Agreements and Benefit Plans.  On the Effective Date, Zane Russell, as President and Chief Executive Officer, and J. Michael Moore, as Chief Operating Officer, shall execute employment agreements with the Surviving Corporation as described in Attachment C and Attachment D attached hereto.

11.

Directors and Officers of VR Holdings.  On the Effective Date, Zane Russell and J. Michael Moore will be elected to the Board of Directors of VR Holdings.

12.

Copies of the Plan of Merger.  A copy of this Plan of Merger is on file at 925 South Mason, Suite 375, Katy, Texas 77450, the principal offices of Litigation Dynamics, and at 1615 Chester Road, Chester, Maryland 21619, the principal offices of VR Holdings and the Subsidiary.  A copy of this Plan of Merger will be furnished to any shareholder of Litigation Dynamics, VR Holdings, or the Subsidiary, on written request and without cost.

13.

Additional Consideration for the Merger.  As additional consideration for the Merger, the following shall occur:

(a)

Before the Effective Date, Litigation Dynamics shall execute a Master Services Agreement with VR Holdings in the form attached hereto as Attachment E.

(b)

The Litigation Dynamics Shareholders shall be entitled to two shares of the VR Holdings Common Stock, up to a maximum of 20,000,000 shares, for every dollar of revenue, up to a maximum of $10,000,000, which the Subsidiary’s operations generate within the two years from and after the Effective Date.

(c)

Litigation Dynamics, through CapNet Securities Corporation (“CapNet”) pursuant to a Letter Agreement between CapNet and VR Holdings dated October 24, 2011, as described in Attachment F hereto, will attempt to raise the necessary financing for the legal and accounting advisory and fees for the completion of the Merger and the subsequent reporting requirements for VR Holdings as required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as the funding of VR Holdings’ litigation expenses and ongoing expenses, as needed.  It is agreed that CapNet will attempt to raise the necessary funds through to the sale of the VR Holdings Common Stock to new investors by means of a private placement pursuant to Regulation D promulgated under the Securities Act.  Additional payments to support the on-going litigation and operations for VR Holdings and the Surviving Corporation will be provided as negotiated and needed with the respective vendors of VR Holdings.  As part of its compensation for services rendered pursuant to the Letter Agreement described in Attachment E, CapNet will also receive 3,000,000 shares of the VR Holdings Common Stock.

(d)

In addition, Litigation Dynamics shall cause CapNet to attempt to assist VR Holdings in the management of the Depository Trust Company eligibility process for the shares of the VR Holdings Common  Stock currently being quoted for sale on the Over-the-Counter Bulletin Board, as well as to provide subsequent support for the sale of such shares.

3

(e)

All expenses of the Merger, including, but not limited to the audit and reporting requirements of the Exchange Act in connection with the Merger, will be paid by Litigation Dynamics and subsequently reimbursed through the sale of the newly issued restricted shares of the VR Holdings Common Stock by CapNet.

14.

Representations and Warranties of Litigation Dynamics.  Where a representation contained in this Agreement is qualified by the phrase “to the best knowledge of Litigation Dynamics” (or words of similar import), such expression means that, after having conducted a due diligence review, Litigation Dynamics believes the statement to be true, accurate, and complete in all material respects.  Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known.  Litigation Dynamics represents and warrants to VR Holdings and the Subsidiary as follows:

(a)

Power and Authority.  Litigation Dynamics has full power and authority to execute, deliver, and perform this Agreement and all other agreements, certificates or documents to be delivered in connection herewith, including, without limitation, the other agreements, certificates and documents contemplated hereby (collectively the “Other Agreements”).

(b)

Binding Effect.  Upon execution and delivery by Litigation Dynamics, this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of Litigation Dynamics, enforceable against Litigation Dynamics in accordance with the terms hereof and thereof, except as the enforceability hereof or thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)

Effect.  Neither the execution and delivery of this Agreement or the Other Agreements nor full performance by Litigation Dynamics of its obligations hereunder or thereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Articles of Incorporation or Bylaws of Litigation Dynamics or, subject to obtaining any and all necessary consents, of any contract, commitment or other obligation of Litigation Dynamics or necessary for the operation of Litigation Dynamics’s business (the “Business”) following the Merger or any other material contract, commitment, or other obligations to which Litigation Dynamics is a party, or create or result in the creation of any encumbrance on any of the property of Litigation Dynamics.

(d)

No Consents.  No consent, approval or authorization of, or registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Effective Date, be obtained or made by Litigation Dynamics prior to the Effective Date to authorize the execution, delivery and performance by Litigation Dynamics of this Agreement or the Other Agreements.

(e)

No Disputes with Auditors.  As of the date of this Agreement, Litigation Dynamics has not had any disputes with its auditors.

(f)

Tax Returns and Audits.  As of the date of this Agreement, Litigation Dynamics has duly filed all federal, state, and local tax returns as required to be filed by it (including, but not limited to, all payroll or other employment related tax returns), and have paid all federal, state and local taxes, including, but not limited to all payroll and employment taxes, required to be paid with respect to the periods covered by such returns.  Litigation Dynamics has not been delinquent in the payment of any tax, assessment, or governmental charge, and have not had any tax deficiencies proposed or assessed against them and have not executed any waiver of the statute of limitations on the assessment or collection of any tax.

(g)

Capitalization.  Litigation Dynamics is authorized by its Articles of Incorporation to issue 100,000 shares of the Litigation Dynamics Common Stock.  As of the date of this Agreement, there are 100,000 shares of the Litigation Dynamics Common Stock duly and validly issued and outstanding, fully paid, and non-assessable.  Other than as disclosed herein, there are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the Litigation Dynamics Common Stock or other securities or entitling anyone to acquire the Litigation Dynamics Common Stock or other securities of Litigation Dynamics.

(h)

No Subsidiaries.  Litigation Dynamics does not have any subsidiaries.

(i)

Stock Ownership.  As of the Effective Date, the Litigation Dynamics Shareholders will consist of one shareholder, J. Michael Moore, who is an “Accredited Investor” as defined in Regulation D promulgated pursuant to the Securities Act.  In addition, the Litigation Dynamics Shareholders have good, absolute, and marketable title to 100,000 shares of the Litigation Dynamics Common Stock as described herein, which constitute 100 percent of the issued and outstanding shares of the Litigation Dynamics Common Stock.  Litigation Dynamics has the complete and unrestricted right, power and authority to cause the Merger pursuant to this Agreement.  The delivery of the Litigation Dynamics Common Stock to the Subsidiary as herein contemplated will vest in the Subsidiary good, absolute and marketable title to the shares of the Litigation Dynamics Common Stock as described herein, free and clear of all liens, claims, encumbrances, and restrictions of every kind, except those restrictions imposed by applicable securities laws or this Agreement.

(j)

Restrictions on Shares.  The shares of the VR Holdings Common Stock to be exchanged in connection with the Merger on the Effective Date will carry a restrictive legend under the Securities Act.  All of the Litigation Dynamics Shareholders shall execute and deliver to VR Holdings on the Effective Date the Subscription Agreement in the form described in Attachment G attached hereto.

(k)

Organization and Standing of Litigation Dynamics.  Litigation Dynamics is a duly organized and validly existing Texas corporation in good standing, with all requisite corporate power and authority to carry on the Business as presently conducted.  Litigation Dynamics has not qualified to do business in any other state.

(l)

Litigation.  Litigation Dynamics has no litigation, arbitrations, claims, governmental or other proceedings (formal or informal), or investigations pending, threatened, or in prospect (or any basis therefor known to Litigation Dynamics) with respect to Litigation Dynamics, or any of its business, properties, or assets prior to the execution of this Agreement.  Litigation Dynamics is not affected by any present or threatened strike or other labor disturbance or, to the best knowledge of Litigation Dynamics, is any union attempting to represent any employee of Litigation Dynamics as collective bargaining agent.  Litigation Dynamics is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree; nor is Litigation Dynamics required to take any action in order to avoid such a violation or default.

(m)

Compliance with Laws and Regulations.  To the best knowledge of Litigation Dynamics, Litigation Dynamics is in material compliance, with all laws, ordinances, codes, restrictions, regulations and other legal requirements applicable to the conduct of the Business, the noncompliance with which would be likely to have a material adverse effect on the Business; and there are no lawsuits or proceedings pending or, to its knowledge, threatened with respect to the foregoing.

(n)

No Defaults.  To the best knowledge of Litigation Dynamics, Litigation Dynamics is not in default under any provision, of any lease, contract, commitment, obligation, note, bond, debenture, mortgage, indenture, security agreement, guaranty, or other instrument of indebtedness, and no existing condition exists which, with the giving of notice or the passage of time, or both, would constitute such a default, in either case, which default is or would be likely to have a material adverse effect on the Business.

(o)

Authority to Merge.  Litigation Dynamics has all requisite power and authority to execute, deliver, and perform this Agreement.  All necessary corporate proceedings of Litigation Dynamics have been duly taken to authorize the execution, delivery, and performance of this Agreement by Litigation Dynamics.  This Agreement has been duly authorized, executed and delivered by Litigation Dynamics and the Litigation Dynamics Shareholders; is the legal, valid, and binding obligation of Litigation Dynamics; and is enforceable as to it in accordance with its terms subject to any laws relating to bankruptcy or any other similar laws.

No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration of filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by Litigation Dynamics for the execution, delivery, or performance of this Agreement by Litigation Dynamics.  No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which Litigation Dynamics is a party, or to which any of its properties or assets are subject, is required for the execution, delivery or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the articles of incorporation (or other charter document) or bylaws of Litigation Dynamics or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on Litigation Dynamics or to which any of its operations, business, properties, or assets are subject.

(p)

No Contracts.  Other than as disclosed on Schedule 14(p) attached hereto, Litigation Dynamics is not a party to any contract, lease or agreement which would subject it to any performance or business obligations after the Effective Date.

(q)

Employees.  Litigation Dynamics will have at the Effective Date two employees.

(r)

No Employment Contracts.  Other than as described herein, Litigation Dynamics has no employment contracts or agreements with any of its officers, directors, or with any consultants, employees or other parties.

(s)

No Benefit Plans.  Litigation Dynamics does not have any insurance or employee benefit plans whatsoever.

(t)

No Powers of Attorney.  Litigation Dynamics does not have any outstanding powers of attorney and no obligations concerning its performance hereunder.

(u)

Records.  The books of account and minute books of Litigation Dynamics are complete and correct, and reflect all those transactions involving its business which properly should have been set forth in such books.

(v)

Representations and Warranties True and Complete.  All representations and warranties of Litigation Dynamics in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Effective Date.

(w)

No Knowledge of Default.  Litigation Dynamics has no knowledge that any representations and warranties of VR Holdings and the Subsidiary contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete or that VR Holdings or the Subsidiary is in default under any term or provision of this Agreement or the Other Agreements.

(x)

No Untrue Statements.  No representation or warranty by Litigation Dynamics in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

(y)

Reliance.  The foregoing representations and warranties are made by Litigation Dynamics with the knowledge and expectation that VR Holdings and the Subsidiary are placing complete reliance thereon.

15.

Representations and Warranties of VR Holdings and the Subsidiary.  Where a representation contained in this Agreement is qualified by the phrase “to the best knowledge of VR Holdings and the Subsidiary” (or words of similar import), such expression means that, after having conducted a due diligence review, VR Holdings and the Subsidiary believe the statement to be true, accurate, and complete in all material respects.  Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known.  VR Holdings and the Subsidiary hereby represent and warrant to Litigation Dynamics as follows:

(a)

Power and Authority.  VR Holdings and the Subsidiary have full power and authority to execute, deliver and perform this Agreement and the Other Agreements.

(b)

Authorization.  The execution, delivery and performance of this Agreement and the Other Agreements by VR Holdings and the Subsidiary have been duly authorized by all requisite corporate action.

(c)

Binding Effect.  Upon execution and delivery by VR Holdings and the Subsidiary, this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of VR Holdings and the Subsidiary enforceable against them in accordance with the terms hereof or thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d)

Effect.  Neither the execution and delivery of this Agreement or the Other Agreements nor full performance by VR Holdings and the Subsidiary of their obligations hereunder or thereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Articles of Incorporation or Bylaws of VR Holdings or the Subsidiary or, subject to obtaining any and all necessary consents, of any contract, commitment or other obligation of VR Holdings or the Subsidiary or necessary for the operation of the business of VR Holdings or the Subsidiary following the Effective Date or any other material contract, commitment, or other obligation to which VR Holdings or the Subsidiary is a party, or create or result in the creation of any encumbrance on any of the assets of VR Holdings or the Subsidiary.

(e)

No Consents.  No consent, approval or authorization of, or registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Effective Date, be obtained or made by VR Holdings and the Subsidiary prior to the Effective Date to authorize the execution, delivery and performance by VR Holdings and the Subsidiary of this Agreement or the Other Agreements.

(f)

No Disputes with Auditors.  As of the date of this Agreement, neither VR Holdings nor the Subsidiary has had any disputes with its auditors.

(g)

Tax Returns and Audits.  As of the date of this Agreement, VR Holdings and the Subsidiary have duly filed all federal, state, and local tax returns as required to be filed by them (including, but not limited to, all payroll or other employment related tax returns), and have paid all federal, state and local taxes, including, but not limited to all payroll and employment taxes, required to be paid with respect to the periods covered by such returns.  VR Holdings and the Subsidiary have not been delinquent in the payment of any tax, assessment, or governmental charge, and have not had any tax deficiencies proposed or assessed against them and have not executed any waiver of the statute of limitations on the assessment or collection of any tax.

(h)

Exchange Act Status.  VR Holdings is a fully reporting company under the Exchange Act, and the VR Holdings Common Stock is registered under Section 12(g) of the Exchange Act.  The shares of the VR Holdings Common Stock are currently quoted for sale on the OTCBB under the symbol “VRHD.”  At the Effective Date, VR Holdings shall be current in all filings required by the Exchange Act (the “SEC Filings”).

(i)

Organization and Standing of VR Holdings.  VR Holdings is a duly organized and validly existing Delaware corporation in good standing, with all requisite corporate power and authority to carry on its business as presently conducted.  VR Holdings has not qualified to do business in any other state.

(j)

Subsidiaries.  VR Holdings has only one subsidiary, namely, the Subsidiary, which is a duly organized and validly existing Texas corporation in good standing, with all requisite corporate power and authority to carry on its business as presently conducted.  The Subsidiary has not qualified to do business in any other state.

(k)

Capitalization of VR Holdings.  VR Holdings is authorized by its Certificate of Incorporation to issue 550,000,000 shares of the VR Holdings Common Stock, 440,758,343 shares of which are duly and validly issued and outstanding, fully paid, and non-assessable as of the date of this Agreement.  It is understood, however, that VR Holdings may issue additional shares of the VR Holdings Common Stock between the date of this Agreement and the Effective Date as described herein.  Other than as disclosed herein or in the SEC Filings, there are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the VR Holdings Common Stock or other securities or entitling anyone to acquire the VR Holdings Common Stock or other securities of VR Holdings.

(l)

Capitalization of the Subsidiary.  The Subsidiary is authorized by its Articles of Incorporation to issue 1,000 shares of the Subsidiary Common Stock, one share of which will be duly and validly issued and outstanding, fully paid, and non-assessable as of the Effective Date.  Other than as disclosed herein, there are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the Subsidiary Common Stock or other securities or entitling anyone to acquire the Subsidiary Common Stock or other securities of the Subsidiary.

(m)

Effect of the Transaction.  Following the Effective Date, without taking into consideration any additional shares which may be issued as described herein, the Litigation Dynamics Shareholders will own 17,500,000 shares of the VR Holdings Common Stock, which will represent approximately 3.8 percent of the issued and outstanding shares of the VR Holdings Common Stock.

(n)

No Litigation.  VR Holdings and the Subsidiary are not now and will not be at the Effective Date subject to any pending or threatened litigation, claims or lawsuits from any party, except as may be disclosed in the SEC Filings.

(o)

No Contracts.  Other than as disclosed herein or in the SEC Filings, VR Holdings and the Subsidiary is not a party to any contract, lease or agreement which would subject them to any performance or business obligations after the Effective Date.

(p)

No Employees.  VR Holdings and the Subsidiary do not now have and will not have at the Effective Date any employees.

(q)

No Employment Contracts.  Except as may be otherwise disclosed herein, VR Holdings and the Subsidiary have no employment contracts or agreements with any of its officers, directors, or with any consultants, employees or other parties.

(r)

No Benefit Plans.  VR Holdings and the Subsidiary have no insurance or employee benefit plans whatsoever.

(s)

No Powers of Attorney.  VR Holdings and the Subsidiary have no outstanding powers of attorney and no obligations concerning its performance hereunder.

(t)

Representations and Warranties of True and Complete.  All representations and warranties of VR Holdings and the Subsidiary in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Effective Date.

(u)

No Knowledge of Default.  VR Holdings and the Subsidiary have no knowledge that any of the representations and warranties of Litigation Dynamics contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete in any respect or that Litigation Dynamics is in default under any term or provision of this Agreement or the Other Agreements.

(v)

No Untrue Statements.  No representation or warranty by VR Holdings and the Subsidiary in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

(w)

Reliance.  The foregoing representations and warranties are made by VR Holdings and the Subsidiary with the knowledge and expectation that Litigation Dynamics is placing complete reliance thereon.

16.

Conditions Precedent to Obligations of VR Holdings and the Subsidiary.  All obligations of VR Holdings and the Subsidiary under this Agreement are subject to the fulfillment, prior to or at the Effective Date, of the following conditions:

(a)

Representations and Warranties True at the Effective Date.  The representations and warranties of Litigation Dynamics herein shall be deemed to have been made again as of the Effective Date, and then be true and correct, subject to any changes contemplated by this Agreement.  Litigation Dynamics shall have performed all of the obligations to be performed by it hereunder on or prior to the Effective Date.

(b)

Proof of Authority.  The counsel for VR Holdings shall have received evidence reasonably sufficient to such counsel that Litigation Dynamics has all requisite authorizations necessary for consummation by Litigation Dynamics of the transactions contemplated hereby, and there has not been issued, and there is not in effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

(c)

Innovative Litigation Services, LLC Agreement.  Before the Effective Date, Litigation Dynamics shall have executed an agreement with Innovative Litigation Services, LLC, which agreement must meet with the prior approval of VR Holdings.

(d)

Litigation Dynamics Audit.  Before the Effective Date, Litigation Dynamics shall provide to VR Holdings an audit of Litigations Dynamics and the related auditor’s opinion which will comply with the regulations under the Exchange Act.  The auditor’s opinion must not contain any qualification with respect to Litigation Dynamics continuing as a “going concern.”

(e)

Tax Returns and Corporate Books.  Within 30 days after the date hereof, Litigation Dynamics shall have furnished to VR Holdings copies of all of its tax returns (federal and state) as well as copies of all entries in the corporate minute book of  Litigation Dynamics.

(f)

Inspection of Business Records.  Before the Effective Date, Litigation Dynamics shall have afforded VR Holdings the opportunity to examine all of the books and records of Litigation Dynamics.

(g)

No Disputes with Auditors.  As of the Effective Date, Litigation Dynamics shall not have had any disputes with its auditors.

(h)

Opinion of Counsel.  Litigation Dynamics shall have delivered at the Effective Date to VR Holdings an opinion of its counsel dated as of date of the Effective Date in form and substance satisfactory to VR Holdings and its counsel, to the effect that (i) Litigation Dynamics is a duly and validly organized and existing corporation in good standing under the laws of the state of its organization, with full corporate power to carry on the business in which it is engaged; (ii) the performance of this Agreement and the consummation of the transactions contemplated herein will not result in any breach or violation of any terms or provisions of or cause a default under the Articles of Incorporation, as amended, or Bylaws, as amended, of Litigation Dynamics or to said counsel’s knowledge and belief, any order, rule, or regulation of any court, governmental agency or body having jurisdiction over Litigation Dynamics or any of its activities, properties, any statute, indenture, mortgage, deed of trust, lease, loan agreement, security agreement, or other agreement or instrument known to said counsel, to which they are a party or by which they are bound or to which any of their property is subject; and (iii) no provision of the Articles of Incorporation, as amended, Bylaws, as amended, minutes or share certificates of Litigation Dynamics or, to its said counsel’s knowledge and belief, any contract to which Litigation Dynamics is a party or otherwise bound or affected, prevents Litigation Dynamics from performing its obligations as contemplated by this Agreement.

(i)

No Orders.  There has not been issued, and there is not in effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

(j)

Deliveries at the Effective Date.  Litigation Dynamics shall have delivered to VR Holdings and the Subsidiary at the Effective Date all of the documents required to be delivered hereunder.

(k)

Certificates of Status.  Litigation Dynamics shall have delivered to VR Holdings certificates or telegrams issued by appropriate governmental authorities evidencing the good standing of Litigation Dynamics as of a date not more than 10 days prior to the Effective Date, in the State of Texas.

(l)

Resolutions.  The counsel for VR Holdings shall have received certified resolutions of a meeting of the Board of Directors of Litigation Dynamics and the Litigation Dynamics Shareholders pursuant to which this Agreement and the transactions contemplated hereby were duly and validly approved, adopted and ratified by the Board of Directors of Litigation Dynamics and the Litigation Dynamics Shareholders, all in form and content satisfactory to such counsel, authorizing (i) the execution, delivery and performance of this Agreement, (ii) such other documents and instruments as shall be necessary to consummate the transactions contemplated hereby and thereby, and (iii) all actions to be taken by Litigation Dynamics hereunder.

(m)

Certification.  Litigation Dynamics shall have delivered to VR Holdings at the Effective Date a certificate dated as of the Effective Date, executed by Litigation Dynamics, certifying that the conditions specified in this Paragraph 16 have been fulfilled.

(n)

Other Matters.  All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to VR Holdings and the Subsidiary and their counsel, whose approval shall not be unreasonably withheld.

17.

Conditions Precedent to Obligations of Litigation Dynamics.  All obligations of Litigation Dynamics under this Agreement are subject to the fulfillment, prior to or at the Effective Date, of the following conditions:

(a)

Representations and Warranties True at Effective Date.  The representations and warranties of VR Holdings and the Subsidiary herein shall be deemed to have been made again at the Effective Date, and then be true and correct, subject to any changes contemplated by this Agreement.  VR Holdings and the Subsidiary shall have performed all of the obligations to be performed by VR Holdings and the Subsidiary hereunder on or prior to the Effective Date.

(b)

Proof of Authority.  The counsel for Litigation Dynamics shall have received evidence reasonably sufficient to such counsel that VR Holdings and the Subsidiary have all requisite authorizations necessary for consummation by VR Holdings and the Subsidiary of the transactions contemplated hereby, and there has not been issued, and there is not in effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation that might reasonably be expected to result in any such injunction or order is pending.

(c)

SEC Filings.  VR Holdings shall be current in all of the SEC Filings as of the Effective Date.

(d)

No Disputes with Auditors.  As of the Effective Date, neither VR Holdings nor the Subsidiary shall have had any disputes with its auditors.

(e)

Proof of Election.  On the Effective Date, VR Holdings shall deliver proof of the election of Zane Russell and J. Michael Moore to the Board of Directors of VR Holdings.

(f)

Opinion of Counsel.  VR Holdings and the Subsidiary shall have delivered at the Effective Date to Litigation Dynamics an opinion of their counsel dated as of date of the Effective Date in form and substance satisfactory to Litigation Dynamics and its counsel, to the effect that (i) each of VR Holdings and the Subsidiary is a duly and validly organized and existing corporation in good standing under the laws of the state of its organization, with full corporate power to carry on the business in which it is engaged; (ii) the performance of this Agreement and the consummation of the transactions contemplated herein will not result in any breach or violation of any terms or provisions of or cause a default under the Certificate or Articles of Incorporation, as amended, or Bylaws, as amended, of VR Holdings or the Subsidiary or to said counsel’s knowledge and belief, any order, rule, or regulation of any court, governmental agency or body having jurisdiction over VR Holdings or the Subsidiary or any of their activities, properties, any statute, indenture, mortgage, deed of trust, lease, loan agreement, security agreement, or other agreement or instrument known to said counsel, to which they are a party or by which they are bound or to which any of their property is subject; and (iii) no provision of the Certificate or Articles of Incorporation, as amended, Bylaws, as amended, minutes or share certificates of VR Holdings or the Subsidiary or, to their said counsel’s knowledge and belief, any contract to which either VR Holdings or the Subsidiary is a party or otherwise bound or affected, prevents VR Holdings and the Subsidiary from performing their obligations as contemplated by this Agreement.

(g)

No Orders.  There has not been issued, and there is not in effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

(h)

Deliveries at the Effective Date.  VR Holdings and the Subsidiary shall have delivered to Litigation Dynamics at the Effective Date all of the documents required to be delivered hereunder.

(i)

Certificates of Status.  VR Holdings and the Subsidiary shall have delivered to Litigation Dynamics certificates or telegrams issued by appropriate governmental authorities evidencing the good standing of VR Holdings and the Subsidiary as of a date not more than 10 days prior to the Effective Date, in the States of Delaware and Texas, respectively.

(j)

Resolutions.  The counsel for Litigation Dynamics shall have received certified resolutions of a meeting of the Board of Directors of VR Holdings and the Subsidiary and the shareholder of the Subsidiary pursuant to which this Agreement and the transactions contemplated hereby were duly and validly approved, adopted and ratified by the Board of Directors of VR Holdings and the Subsidiary and the shareholder of the Subsidiary, all in form and content satisfactory to such counsel, authorizing (i) the execution, delivery and performance of this Agreement, (ii) such other documents and instruments as shall be necessary to consummate the transactions contemplated hereby and thereby, and (iii) all actions to be taken by VR Holdings and the Subsidiary hereunder.

(k)

Certification.  VR Holdings and the Subsidiary shall have delivered to Litigation Dynamics at the Effective Date a certificate dated as of the Effective Date, executed by VR Holdings and the Subsidiary, certifying that the conditions specified in this Paragraph 17 have been fulfilled.

(l)

Other Matters.  All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to Litigation Dynamics and its counsel, whose approval shall not be unreasonably withheld.

18.

The Nature and Survival of Representations, Covenants and Warranties.  All statements and facts contained in any memorandum, certificate, instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement.  All representations, covenants and warranties of the parties shall survive the Effective Date and all inspections, examinations, or audits on behalf of the parties, shall expire 18 months after the Effective Date.

19.

Cooperation.  The parties hereto will each cooperate with the other, at the other’s request and expense, in furnishing information, testimony, and other assistance in connection with any actions, proceedings, arrangements, disputes with other persons or governmental inquiries or investigations involving the parties hereto or the transactions contemplated hereby.

20.

Further Conveyances and Assurances.  After the Effective Date, each of the parties hereto will, without further cost or expense to, or consideration of any nature from any other party hereto, execute and deliver, or cause to be executed and delivered, to the other parties, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other parties may reasonably request as more completely to consummate the transactions contemplated hereby.

21.

Effective Date.  The Effective Date of the Merger contemplated hereunder shall be on or before February 14, 2012, subject to acceleration or postponement from time to time as the parties hereto may mutually agree.  The closing of the Merger shall be by conference call at 2:00 p.m., central time on the Effective Date, unless another hour or place is mutually agreed upon by the parties hereto, at which time execution and closing documents shall be exchanged via overnight postal service and Articles of Merger for the Subsidiary and Litigation Dynamics, shall be filed with the State of Texas as described herein.

22.

Deliveries on the Effective Date by Litigation Dynamics.  Following the filing of Articles of Merger for the Subsidiary and Litigation Dynamics as described herein, on the Effective Date, Litigation Dynamics shall deliver all documents and certifications required to be delivered hereunder.

All documents reflecting any actions taken, received or delivered pursuant to this Paragraph 22 shall be reasonably satisfactory in form and substance to VR Holdings and the Subsidiary and their counsel.

23.

Deliveries on the Effective Date by VR Holdings and the Subsidiary.  Following the filing of Articles of Merger for the Subsidiary and Litigation Dynamics as described herein, on the Effective Date, VR Holdings and the Subsidiary shall deliver shall deliver all documents and certifications required to be delivered hereunder.

All documents reflecting any actions taken, received or delivered pursuant to this Paragraph 23 shall be reasonably satisfactory in form and substance to Litigation Dynamics and its counsel.

24.

No Assignment.  This Agreement shall not be assignable by any party without the prior written consent of the other parties, which consent shall be subject to such party’s sole, absolute and unfettered discretion.

25.

Brokerage.  The parties hereto agree to indemnify and hold harmless each other against, and in respect of, any claim for brokerage or other commissions relative to this Agreement, or the transactions contemplated hereby, based in any way on agreements, arrangements, understandings or contracts made by either party with a third party or parties whatsoever.

26.

Mediation and Arbitration.  All disputes arising or related to this Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Houston, Texas.  If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Texas law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Houston, Texas, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law.  Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator’s determination of the merits of the controversy.  The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights.  An arbitration award may be entered in any court having jurisdiction.

27.

Attorneys’ Fees.  In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for a breach of this Agreement, the parties hereby covenant and agree that the party who is found to be in breach of this Agreement shall also be liable for all reasonable attorneys’ fees and costs of court incurred by the other parties.  Provided, however, in the event that there has been no breach of this Agreement, whether or not the transactions contemplated hereby are consummated, each party shall bear its own costs and expenses (including any fees or disbursements of its counsel, accountants, brokers, investment bankers, and finder’s fees).

28.

Benefit.  All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

29.

Notices.  All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to VR Holdings and the Subsidiary, addressed to Mr. John E. Baker at 1615 Chester Road, Chester, Maryland 21619, telephone (443) 519-0129, telecopier (239) 384-9437, and e-mail john.baker@inwaretechnologies.com; and if to Litigation Dynamics, addressed to Mr. Zane Russell at 925 South Mason, Suite 375, Katy, Texas 77450, telephone (713) 893-1821, and email zrussell@litdyn.com.  Any party hereto may change its address upon 10 days’ written notice to any other party hereto.

30.

Construction.  Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

31.

Waiver.  No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

32.

Cumulative Rights.  The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

33.

Invalidity.  In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

34.

Headings.  The headings used in this Agreement are for convenience and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not affect or constitute a part of this Agreement.

35.

Excusable Delay.  The parties shall not be obligated to perform and shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of government (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government or public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

36.

No Third-Party Beneficiary.  Any agreement to pay an amount and any assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

37.

Time of the Essence.  Time is of the essence of this Agreement.

38.

Incorporation by Reference.  The Attachments to this Agreement referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

39.

Press Releases and Public Announcements.  No party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Effective Date without the prior written approval of the other parties; provided, however, that any party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing party will use its efforts to advise the other parties prior to making the disclosure).

40.

Multiple Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  A facsimile transmission or PDF copy of this signed Agreement shall be legal and binding on all parties hereto.

41.

Controlling Agreement.  In the event of any conflict between the terms of this Agreement or any of the Other Agreements or exhibits referred to herein, the terms of this Agreement shall control.

42.

Law Governing; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws provisions thereof.  Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Southern District of Texas, as well as of the Courts of the State of Texas in Harris County, Texas over any suit, action or proceeding arising out of or relating to this Agreement.  Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

43.

Entire Agreement.  This instrument and the attachments hereto contain the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

IN WITNESS WHEREOF, the parties have executed this Plan of Merger on November 21, 2011.

VR HOLDINGS, INC.

By:/s/

    John E. Baker, Chief Executive Officer

VRH MERGER SUB, INC.

By:/s/

    John E. Baker, Chief Executive Officer

LITIGATION DYNAMICS, INC.

By:/s/

    Zane Russell, President

Attachments:

Attachment A

Articles of Incorporation of Litigation Dynamics, Inc.

Attachment B

Bylaws of Litigation Dynamics, Inc.

Attachment C

Zane Russell Employment Agreement with Litigation Dynamics, Inc.

Attachment D

J. Michael Moore Employment Agreement with Litigation Dynamics, Inc.

Attachment E

Master Services Agreement between Litigation Dynamics, Inc. and VR Holdings, Inc.

Attachment F

Letter Agreement between CapNet Securities Corporation and VR Holdings, Inc. dated October 24, 2011

Attachment G

Subscription Agreement

Schedule 14(p)

Contracts with Litigation Dynamics, Inc.

Attachment A

Articles of Incorporation of Litigation Dynamics, Inc.

Form 201—General Information
(Certificate of Formation – For-Profit Corporation)

The attached form is drafted to meet minimal statutory filing requirements pursuant to the relevant code provisions. *This form and the information provided are not substitutes for the advice and services of an attorney and tax specialist.*

Commentary

A for-profit corporation is governed by titles 1 and 2 of the Texas Business Organizations Code (BOC). Title 1, chapter 3, subchapter A, of the BOC governs the formation of a for-profit corporation and sets forth the provisions required or permitted to be contained in the certificate of formation.

Taxes: Corporations are subject to a state franchise tax. Contact the Texas Comptroller of Public Accounts, Tax Assistance Section, Austin, Texas, 78774-0100, (512) 463-4600 or (800) 252-1381 for franchise tax information. For information relating to federal employer identification numbers, federal income tax filing requirements, tax publications and forms call (800) 829-3676 or visit the Internal Revenue Service web site at *www.irs.gov*.

Instructions for Form

- **Article 1—Entity Name and Type:** Provide a corporate name and organizational designation. Under section 5.053 of the BOC, if the name chosen is the same as, deceptively similar to, or similar to the name of any existing domestic or foreign filing entity, or any name reservation or registration filed with the secretary of state, the document cannot be filed. The administrative rules adopted for determining entity name availability (Texas Administrative Code, title 1, part 4, chapter 79, subchapter C) may be viewed at *www.sos.state.tx.us/tac/index.shtml*. If you wish the secretary of state to provide a preliminary determination on name availability, you may call (512) 463-5555, dial 7-1-1 for relay services, or e-mail your name inquiry to *corpinfo@sos.state.tx.us*. <u>A final determination cannot be made until the document is received and processed by the secretary of state. Do not make financial expenditures or execute documents based on a preliminary clearance. Also note that the preclearance of a name or the issuance of a certificate of formation under a name does not authorize the use of a name in violation of another person's rights to the name.</u>

- **Article 2—Registered Agent and Registered Office:** The registered agent can be either (option A) a domestic entity or a foreign entity that is registered to do business in Texas or (option B) an individual resident of the state. <u>The corporation cannot act as its own registered agent; do not enter the corporate name as the name of the registered agent.</u>

  Consent: Effective January 1, 2010, a person designated as the registered agent of an entity must have consented, either in a written or electronic form, to serve as the registered agent of the entity. Although consent is required, a copy of the person's written or electronic consent need not be submitted with the certificate of formation. *The liabilities and penalties imposed by sections 4.007 and 4.008 of the BOC apply with respect to a false statement in a filing instrument that names a person as the registered agent of an entity without that person's consent.* (BOC § 5.207)

  Office Address Requirements: The registered office address must be located at a street address where service of process may be personally served on the entity's registered agent during normal business hours. Although the registered office is not required to be the entity's principal place of

Form 201

1

business, the registered office may not be solely a mailbox service or telephone answering service (BOC § 5.201).

- **Article 3—Directors:** ***This form is not drafted for use in forming a close corporation or a corporation that is to be managed by a shareholders' agreement.*** A minimum of one director is required. A director must be a natural person; there are no residency requirements for directors. Set forth the name of the individual in the format specified. Do not use prefixes (e.g., Mr., Mrs., Ms.). Use the suffix box only for titles of lineage (e.g., Jr., Sr., III) and not for other suffixes or titles (e.g., M.D., Ph.D.).

Please note that a document on file with the secretary of state is a public record that is subject to public access and disclosure. When providing address information for directors, use a business or post office box address rather than a residence address if privacy concerns are an issue.

- **Article 4—Authorized Shares:** Shares represent ownership interest in the corporation. The total number of shares that the corporation will have authority to issue must be provided in article 4. Select and complete option A if the shares are to have a stated par value or select option B if the shares are without a stated par value.

  Option A—Par Value: "Par value" means the stated dollar amount assigned to a share. In general terms, it represents the minimum stated amount for which each share shall be issued. For example, if the corporation has authorized a total of 1,000 shares of common stock of $1 par value and if payment for the share is to be made in cash, the corporation must receive at least $1 for each share issued. Do not state that the shares have $0 par value if the shares are to be without a stated par value (i.e., option B).

  Option B—No Par Value: Shares that are designated as having no par value may be issued for an amount of consideration determined by the board of directors.

- **Article 5—Purpose:** This form creates a corporation with the general purpose of conducting any lawful business. This form cannot be used to operate a nonprofit organization, or to engage in a licensed activity when such license cannot be issued to a corporation.

- **Supplemental Provisions/Information:** Additional space has been provided for additional text to an article within this form or to provide for additional articles to contain optional provisions.

  Duration: Pursuant to section 3.003 of the BOC, a Texas for-profit corporation exists perpetually unless provided otherwise in the certificate of formation. If formation of a corporation with a stated period of duration is desired, use the "Supplemental Provisions/Information" section of this form to provide for a limited duration.

- **Organizer:** Only one organizer is required for the formation of a for-profit corporation. An organizer may be any person having the capacity to contract for the person or for another; that is, a natural person 18 years of age or older, or a corporation or other legal entity. There are no residency requirements for an organizer.

- **Effectiveness of Filing:** A certificate of formation becomes effective when filed by the secretary of state (option A). However, pursuant to sections 4.052 and 4.053 of the BOC the effectiveness of the instrument may be delayed to a date not more than ninety (90) days from the date the instrument is signed (option B). The effectiveness of the instrument also may be delayed on the occurrence of a

Form 201 2

future event or fact, other than the passage of time (option C). If option C is selected, you must state the manner in which the event or fact will cause the instrument to take effect and the date of the 90th day after the date the instrument is signed. In order for the certificate to take effect under option C, the entity must, within ninety (90) days of the filing of the certificate, file a statement with the secretary of state regarding the event or fact pursuant to section 4.055 of the BOC.

On the filing of a document with a delayed effective date or condition, the computer records of the secretary of state will be changed to show the filing of the document, the date of the filing, and the future date on which the document will be effective or evidence that the effectiveness was conditioned on the occurrence of a future event or fact. In addition, at the time of such filing, the status of the entity will be shown as "in existence" on the records of the secretary of state.

- **Execution:** The organizer must sign the certificate of formation, but it does not need to be notarized. However, before signing, please read the statements on this form carefully. The designation or appointment of a person as registered agent by an organizer is an affirmation that the person named in the certificate of formation has consented to serve in that capacity. (BOC § 5.2011, effective January 1, 2010)

  A person commits an offense under section 4.008 of the BOC if the person signs or directs the filing of a filing instrument the person knows is materially false with the intent that the instrument be delivered to the secretary of state for filing. The offense is a Class A misdemeanor unless the person's intent is to harm or defraud another, in which case the offense is a state jail felony.

- **Payment and Delivery Instructions:** The filing fee for a certificate of formation for a for-profit corporation is **$300**. Fees may be paid by personal checks, money orders, LegalEase debit cards, or American Express, Discover, MasterCard, and Visa credit cards. Checks or money orders must be payable through a U.S. bank or financial institution and made payable to the secretary of state. Fees paid by credit card are subject to a statutorily authorized convenience fee of 2.7 percent of the total fees.

  Submit the completed form in duplicate along with the filing fee. The form may be mailed to P.O. Box 13697, Austin, Texas 78711-3697; faxed to (512) 463-5709; or delivered to the James Earl Rudder Office Building, 1019 Brazos, Austin, Texas 78701. If a document is transmitted by fax, credit card information must accompany the transmission (Form 807). On filing the document, the secretary of state will return the appropriate evidence of filing to the submitter together with a file-stamped copy of the document, if a duplicate copy was provided as instructed.

- **FYI:** A corporation is required to maintain a registered agent and a registered office address in Texas. If the registered agent or registered office address changes, it is important to file a statement with the secretary of state to effect a change to the certificate of formation. Failure to maintain a registered agent and registered office may result in the involuntary termination of the corporation. In addition, section 21.802 of the BOC provides a penalty for the failure to timely file a statement of change of registered office or registered agent with the secretary of state. To be timely, the filing must be made by the corporation before the 30th day after the change.

Revised 05/11

Form 201 3

Form 201 **(Revised 05/11)** Submit in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709 **Filing Fee: $300**	THE STATE OF TEXAS **Certificate of Formation** **For-Profit Corporation**	This space reserved for office use.

Article 1 – Entity Name and Type

The filing entity being formed is a for-profit corporation. The name of the entity is:

VRH MERGER SUB, INC.

The name must contain the word "corporation," "company," "incorporated," "limited" or an abbreviation of one of these terms.

Article 2 – Registered Agent and Registered Office

(See instructions. Select and complete either A or B and complete C.)

☐ A. The initial registered agent is an organization (cannot be entity named above) by the name of:

OR

☒ B. The initial registered agent is an individual resident of the state whose name is set forth below:

Zane		Russell	
First Name	*M.I.*	*Last Name*	*Suffix*

C. The business address of the registered agent and the registered office address is:

925 South Mason, Suite 375	Katy	TX	77450
Street Address	*City*	*State*	*Zip Code*

Article 3 – Directors

(A minimum of 1 director is required.)

The number of directors constituting the initial board of directors and the names and addresses of the person or persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualified are as follows:

Director 1				
Zane		Russell		
First Name	*M.I.*	*Last Name*		*Suffix*
925 South Mason, Suite 375	Katy	TX	77450	USA
Street or Mailing Address	*City*	*State*	*Zip Code*	*Country*

Form 201 4

Director 2					
J.	Michael	Moore			
First Name	*M.I.*	*Last Name*			*Suffix*
925 South Mason, Suite 375	Katy		TX	77450	USA
Street or Mailing Address	*City*		*State*	*Zip Code*	*Country*

Director 3					
First Name	*M.I.*	*Last Name*			*Suffix*
Street or Mailing Address	*City*		*State*	*Zip Code*	*Country*

Article 4 – Authorized Shares

(Provide the number of shares in the space below, then select option A or option B, do not select both.)

The total number of shares the corporation is authorized to issue is: 1,000

☒ A. The par value of each of the authorized shares is: $0.01

OR

☐ B. The shares shall have no par value.

If the shares are to be divided into classes, you must set forth the designation of each class, the number of shares of each class, the par value (or statement of no par value), and the preferences, limitations, and relative rights of each class in the space provided for supplemental information on this form.

Article 5 – Purpose

The purpose for which the corporation is formed is for the transaction of any and all lawful business for which a for-profit corporation may be organized under the Texas Business Organizations Code.

Supplemental Provisions/Information

Text Area: [The attached addendum, if any, is incorporated herein by reference.]

Form 201 5

Organizer

The name and address of the organizer:

John E. Baker
Name

1615 Chester Road	Chester	MD	21619
Street or Mailing Address	*City*	*State*	*Zip Code*

Effectiveness of Filing (Select either A, B, or C.)

A. ☒ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: ______________________________

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is: ______________________________

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned affirms that the person designated as registered agent has consented to the appointment. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized to execute the filing instrument.

Date: ____________, 2011

____
Signature of organizer

John E. Baker
Printed or typed name of organizer

Form 201

6

Attachment B

Bylaws of Litigation Dynamics, Inc.

BYLAWS

 OF

VRH MERGER SUB, INC.

ARTICLE I

Offices

1.1

The registered office of VRH MERGER SUB, INC. (the “Company”) shall be at 925 South Mason, Suite 375, Katy, Texas 77450.  The name of the registered agent at such address is Zane Russell.

1.2

The Company also may have offices at such other places, both within and without the State of Texas, as the Board of Directors may from time to time decide are necessary or proper to the business of the Company.

ARTICLE II

Shareholders

2.1

All meetings of the shareholders for any purpose shall be held at such time and place, within or without the State of Texas, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2.2

Annual meetings of the shareholders, commencing with the year 2012, shall be held at a time and on a day during the month of December to be selected by the Board of Directors.  At the meeting, the shareholders shall elect a Board of Directors and transact such other business as properly may be brought before the meeting.

2.3

Special meetings of the shareholders may be called for any purpose by the President, or at the request in writing of 50 percent of the Board of Directors, or at the request in writing of holders of not less than 10 percent of all the shares entitled to vote at the meeting.  A request directed to either the President or the Secretary shall state the purposes of the proposed meeting and business transacted at any special meeting of the shareholders shall be confined to the purposes stated in the notice of the meeting.

2.4

At least 10 days before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, with the address of each and the number of voting shares held by each, shall be prepared by the officer or agent having charge of the stock transfer books.  For a period of 10 days prior to the meeting, the list shall be kept on file at the registered office of the Company and shall be subject to inspection by any shareholder at any time during usual business hours.  The list also shall be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder during the whole time of the meeting.

2.5

Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purposes for which the meeting is called, shall be delivered not less than 10 nor more than 50 days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the shareholder at his address as it appears on the stock transfer books of the Company.

2.6

The holders of 51 percent of the shares issued and outstanding and entitled to vote at such meeting, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by statute or the Articles of Incorporation or these Bylaws.  If a quorum is not present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.  At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

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2.7

When a quorum is present at any meeting, the vote of the holders of 51 percent of the shares having voting power, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which a different vote is required by law, by the Articles of Incorporation or these Bylaws.  The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shares to leave less than a quorum.

2.8

Each outstanding share having voting power shall be entitled to one vote on each matter submitted to a vote at a meeting of the shareholders.  A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney in fact, but no proxy shall be valid after 11 months from the date of its execution, unless otherwise expressly provided in the proxy.  Each proxy shall be revocable unless expressly provided therein to be irrevocable, and in no event shall it remain irrevocable for a period of more than 11 months.  Each proxy shall be filed with the Secretary of the Company prior to or at the time of the meeting.  Any vote must be taken by written ballot upon the oral request of any shareholder.

2.9

Any action required by statute to be taken at a meeting of the shareholders, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof and such consent shall have the same force and effect as a unanimous vote of the shareholders.  Any such signed consent, or a signed copy thereof shall be placed in the minute book of the Company.

ARTICLE III

Directors

3.1

The business and affairs of the Company shall be managed by its Board of Directors, which may exercise all powers of the Company and do all lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the shareholders.

3.2

The number of directors which shall constitute the entire Board shall be determined by the Board of Directors from time to time but at no time shall be less than one.

3.3

Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of the remaining directors, although less than a quorum of the Board of Directors.  A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

3.4

Any director may be removed with or without cause at any special or annual meeting of shareholders, by the affirmative vote of a majority of the number of shares of the shareholders present in person or by proxy at such meeting and entitled to vote for the election of such director, if notice of intention to act upon such matter shall have been given in the notice calling such meeting.

3.5

Regular or special meetings of the Board of Directors may be held either within or without the State of Texas.

3.6

The Chairman of the Board, if one be elected by the Board, shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may from time to time be prescribed by the Board of Directors, upon written direction given to him pursuant to resolution duly adopted by the Board of Directors.

3.7

The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the shareholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present.  If the shareholders fail to fix the time and place of such first meeting, it shall be held without notice immediately following the annual meeting of the shareholders, and at such time and place, unless by unanimous consent of the director then elected and serving, such time or place shall be changed.

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3.8

Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board.

3.9

Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors or the President and shall be called by the Secretary on the written request of one director.  Notice of any special meeting of the Board of Directors shall be given to each director at least five days before the date of the meeting.

3.10

Subject to the provisions required or permitted by the Texas Business Corporation Act for notice of meetings, unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Paragraph III.10 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

3.11

Attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.  Except as may be otherwise provided by law, by the Articles of Incorporation, or by these Bylaws, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

3.12

At all meetings of the Board of Directors, 51 percent of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors.  If a quorum shall not be present at any meeting of the directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

3.13

The Board of Directors, by resolution passed by 51 percent of the entire Board, may from time to time designate members of the Board to constitute committees, including an executive committee, which shall in each case consist of such number of directors, not less than one, and shall have and may exercise such powers as the Board may determine and specify in the respective resolutions appointing them.  A majority of all of the members of any such committee may determine its action and fix the time and place of any meeting, unless the Board of Directors shall otherwise direct.  The Board of Directors shall have power at any time to change the number and the members of any such committee, to fill vacancies and to discharge any such committee.

3.14

Any action required or permitted to be taken at a meeting of the Board of Directors or at any executive committee may be taken without a meeting if a consent in writing setting forth the actions so taken is signed by all the members of the Board of Directors or such committee, as the case may be.

3.15

By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attending each meeting of the Board and may be paid a fixed sum for attending each meeting of the Board or the stated salary for a director.  No such payment shall preclude any director from serving the Company in any other capacity and receiving compensation therefor.  Members of the executive committee or of special or standing committees may, by resolution of the Board of Directors, be allowed like compensation for attending committee meetings.

3.16

The Board of Directors shall keep regular minutes of its proceedings and such minutes shall be placed in the minute book of the Company.

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ARTICLE IV

Notices

4.1

Any notice to directors or shareholders shall be in writing and shall be delivered personally or mailed to the directors or shareholders at their respective addresses appearing on the books of the Company.  Notice by mail shall be deemed to be given at the time when the same shall be deposited in the United States mail, postage prepaid.

4.2

Any notice required to be given may be subject to a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, and such waiver shall be deemed equivalent to the giving of such notice in a timely manner.  Any such signed waiver of notice, or a signed copy thereof, shall be placed in the minute book of the Company.  Attendance of such persons at any meeting shall constitute a waiver of notice of such meeting, except where the persons attend for the express purpose of objecting that the meeting is not lawfully convened.

ARTICLE V

Officers

5.1

The Board of Directors shall elect a President and a Secretary and such other officers and assistant officers as it may deem desirable to have to conduct the affairs of the Company.

5.2

The Company also may have, at the discretion of the Board of Directors, a Chairman of the Board, and such other officers or assistant officers as may be appointed in accordance with the preceding paragraph.

5.3

The salaries of all officers and employees of the Company shall be fixed by the Board of Directors.  The Board of Directors shall have the power to enter into contracts for the employment and compensation of officers and employees on such terms as the Board deems advisable.

5.4

The officers of the Company shall hold office until their successors are elected or appointed and qualified, or until their death, resignation, or removal from office.  Any officer elected or appointed by the Board of Directors may be removed at any time by the Board, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed.  Election or appointment of an officer or employee shall not of itself create contractual rights.  Any vacancy occurring in any office of the Company, by death, resignation, removal, or otherwise, may be filled by the Board of Directors.

5.5

Any officer may be removed, whether with or without cause, by the Board of Directors, at any regular or special meeting, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

5.6

If the office of the Chairman of the Board, President, Vice-President, Secretary, Treasurer, Assistant Secretary, or Assistant Treasurer becomes vacant by reason of death, resignation or removal, the Board of Directors shall elect a successor who shall hold office for the unexpired term, and until his successor is elected.

5.7

The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Company, and such authority may be general or confined to specific instances.  Unless so authorized, no officer, agent, or employee shall have any power or authority to bind the Company by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

5.8

The President shall be the chief executive officer of the Company, shall have general and active management of the business of the Company and shall see that all orders and resolutions of the Board of Directors are carried into effect.  He shall preside at all meetings of the shareholders and, in the absence of a Chairman of the Board, at all meetings of the Board of Directors.

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5.9

The Vice-Presidents, in the order of their seniority, unless otherwise determined by the Board of Directors, in the absence or disability of the President, shall perform the duties and have the authority and exercise the powers of the President.  They shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the President may from time to time delegate.

5.10

The Secretary shall attend all meetings of the Board of Directors and of the shareholders and record all business transacted at such meetings in a minute book to be kept for that purpose and he shall perform like duties for the standing committees when required.  He shall give, or cause to be given, notice of all meetings of the shareholders and regular and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, or President, under whose supervision he shall be.  He shall keep and take custody of the seal of the Company and, when authorized by the Board of Directors, shall affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of an Assistant Secretary or of the Treasurer.

5.11

The Assistant Secretaries shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary.  They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the President from time to time may delegate.

5.12

The Treasurer shall have the custody of the Company funds and securities and shall keep full and accurate accounts and records of receipts, disbursements and other transactions in books belonging to the Company and shall deposit all funds and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board of Directors.

5.13

The Treasurer shall disburse funds of the Company as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Company.

5.14

The Treasurer shall perform such other duties and have such other authority as the Board of Directors may from time to time prescribe, or as the President may from time to time delegate.

5.15

The Assistant Treasurers in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and have the authority and exercise the powers of the Treasurer.  They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or the President may from time to time delegate.

ARTICLE VI

Certificates and Shareholders

6.1

Certificates for shares of the stock of the Company shall be in such form as shall be required by law and as shall be approved by the Board of Directors.  Every certificate for shares issued by the Company must be signed by the President, or a Vice-President and the Secretary, or an Assistant Secretary.  Such certificate shall bear a legend in the form and containing the restrictions required to be thereon by the Texas Business Company Act.

6.2

Certificates shall be delivered representing all shares to which shareholders are entitled.  Each certificate shall be consecutively numbered and shall be entered into the books of the Company as they are issued.  Each certificate shall state on the face thereof the holder’s name, the number and class of shares, the par value of such shares, and such other matters as may be required by law, the Articles of Incorporation or these Bylaws.

6.3

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate previously issued by the Company alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the loss or destruction.  In so doing the Board of Directors may in its discretion and as a condition precedent to the issuance of any such certificate (a) require the owner of the lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or (b) to give the Company a bond (with a surety or sureties satisfactory to the Company in such sum as it may direct, as indemnity against any claim, or expense resulting from any claim, that may be made against the Company with respect to the certificate alleged to have been lost or destroyed.

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6.4

Shares of stock shall be transferable only on the books of the Company by the holder thereof in person or by his duly authorized attorney.  Upon surrender to the Company or its transfer agent of a certificate representing shares properly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Company or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

6.5

The Company shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law, or any stock purchase and redemption agreement to which the stock may be subject.

6.6

Any action which would may otherwise be taken at a meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

ARTICLE VII

Other Provisions

7.1

Dividends may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property, or in shares of the Company, subject to the provisions of the Articles of Incorporation and to the Texas Business Company Act.  The declaration and payment of dividends shall be at the discretion of the Board of Directors.

7.2

Before payment of any dividend, the Board of Directors may create and set aside funds and reserves such as the directors, from time to time and in their absolute discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Company, or for any other purpose they think beneficial to the Company.  The directors may modify or abolish any such reserve or fund in the manner in which it was created.

7.3

The Company shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders and Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the share held by each.

7.4

All checks or demands for money and notes of the Company shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

7.5

The fiscal year of the Company shall be fixed by resolution of the Board of Directors.

7.6

The Board of Directors shall present at each annual meeting of shareholders a full and clear statement of the business and condition of the Company, including a reasonably detailed balance sheet, income statement, and surplus statement.

7.7

The Company’s seal shall be in such form as may be prescribed by the Board of Directors.  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

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7.8

The Company shall indemnify any person who serves as a director, officer, agent, or employee of the Company against expenses actually and necessarily incurred by such person, and any amount paid in satisfaction of judgment in connection with any action, suit or proceedings in which he is made a party by reason of being or having been such a director, officer, agent or employee, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for gross negligence or willful misconduct in the performance of his duties.

7.9

The Company also may reimburse to any such person described in the preceding paragraph the reasonable costs of settlement of any such proceeding, if it is found by a majority of the directors not involved in the proceeding that it was in the interest of the Company to make such settlement and that such person was not guilty of gross negligence or willful misconduct.  These rights of indemnification and reimbursement shall not be exclusive of any other right to which such person may be entitled by law, bylaw, agreement, shareholder’s vote or otherwise.

7.10

Any director, officer or agent may resign by giving written or oral notice to the Board of Directors, or to the President or the Secretary.  Any such resignation shall take effect at the time specified therein, or immediately if no time is specified therein.  Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

ARTICLE VIII

Amendment and Construction

8.1

These Bylaws may be altered, amended, or repealed, or new Bylaws may be adopted by the shareholders at any regular or special meeting.  In addition, the shareholders have delegated to the Board of Directors the power to alter, amend, or repeal the Bylaws, or to adopt new Bylaws.  The Board of Directors accepts such delegation of authority and shall act accordingly at any regular or special meeting upon notice given at least 10 days prior to any meeting stating that purpose.

8.2

If any portion of these Bylaws shall be invalid or inoperative, then, so far as is reasonable, the remainder of these Bylaws shall be considered valid and operative and effect shall be given to the intent manifested by the portion held invalid or inoperative.

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Attachment C

Zane Russell Employment Agreement with Litigation Dynamics, Inc.

EMPLOYMENT AGREEMENT

(“AGREEMENT”)

THIS AGREEMENT is made and entered into as effective as of ___________, 2011, by and between Litigation Dynamics, Inc. a Texas corporation (the “Company”), and Zane Russell (the “Employee”).

WHEREAS, the Employee and the Company desire to establish an employment relationship and to set forth in an agreement the terms and conditions of such employment;

NOW, THEREFORE, in consideration of the premises hereof, the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.

Employment and Term of Employment.

The Company hereby agrees to employ the Employee, and the Employee hereby agrees to serve the Company, as President and Chief Executive Officer on the terms and conditions set forth herein.  Employee shall be employed for a period beginning November, 2011 through January, 2013 (the “Expiration Date”), unless sooner terminated or extended as hereinafter set forth.

2.

Positions and Duties.

(a)

Position as Employee.  The Employee shall devote time, attention, knowledge, skills and efforts to the business and affairs of the Company.  The Employee shall use his best efforts to advance the best interests of the Company, The Employee shall report to the Board of Directors unless otherwise designated from time to time for the purpose of advancing the interests of the Company. The Employee shall at all times perform his duties hereunder diligently and exert his best efforts to accomplish the duties necessary to meet the goals and objectives of the Company.  The principal location at which Employee shall perform all services for the Company shall be in Houston, Texas at its business premise.

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3.

Compensation.

(a)

Base Salary.  The Employee shall be paid a base salary at a rate of $180,000 per annum (the “Base Salary”), in accordance with the Company’s normal payroll practices. All compensation paid to the Employee under this Agreement, including payment of salary and taxable benefits shall be subject to such withholdings as may be required by law or Company’s general practices.  The Employee understands that he shall only be entitled to the compensation and benefits as set forth in this Agreement and that may also otherwise be offered to employees consistent with normal and customary practices of the Company including but not limited to stock or stock option awards, health and welfare benefits, and 401K plans.

(b)

Bonus.   The Employee shall be eligible to receive an end of year annual discretionary bonus (payable within ninety (90) days after the end of each fiscal year).  This bonus is targeted to be in the range of 25 – 50% of the Employee’s base salary depending on Company and Employee performance. Such bonus award will be based upon Board of Directors’ guidelines and approval to pay. Also, such bonus awards, if applicable, will be pro-rated based on length of employment for any partial year of service.

(c)

Options.  VR Holdings, Inc. anticipates to develop a stock option plan and once it is developed and approved by the Board of Directors of VR Holdings, Inc., the Employee will be granted, under this Agreement, a stock option plan. The terms of the stock option plan shall be negotiated in the future.

(d)

Vacation.  The Employee will be entitled to three weeks or 15 business days of vacation during each calendar year of full employment, exclusive of legal holidays. Up to and including five vacation days that are not used during a calendar year will rollover to the following calendar year.  For each year of service, a bank of 5 days for each year may be accrued as a rollover for each year of service to the company, with a maximum of 50 days capable of being stored in the bank.

4.

Termination.

(a)

Disability.  If, as a result of the Employee’s incapacity due to physical or mental illness, the Employee shall have been absent from his duties hereunder on a full time basis for either (i) sixty (60) consecutive business days (the sixty days shall not include days that Employee is absent from his duties on a full time basis as a result of such non-illness related activities, including but not limited to business travel, normal vacation time, and legal and business holidays) during any rolling twelve (12) month period or (ii) ninety (90) business days in the aggregate (this shall not include days that Employee is absent from his duties on a full time basis as a result of such non-illness related activities, but not limited to these defined hereunder, as business travel, normal vacation time, and legal and business holidays) during any twelve (12) month period (“Disability”), the Company may terminate the Employee’s employment hereunder.

(b)

Termination by the Company.  The Company may terminate the Employee’s employment hereunder at any time for Cause (as hereinafter defined) or for any other reason or no reason.  For the purposes of this Agreement, the Company shall have “Cause” to terminate the Employee’s employment hereunder upon proof of: (i) acts

2

of fraud or any material acts of dishonesty by the Employee, or misappropriation of funds or property of the Company by Employee; (ii) the Employee’s willful failure to faithfully perform his duties and responsibilities; (iii) negligent performance of his duties and responsibilities where such negligence results in or threatens a material adverse impact on the Company; (iv) the violation by the Employee of the provisions of Sections 6 or 7 hereof; (v) conviction of a felony or a misdemeanor involving moral turpitude; or (vi) drug or alcohol abuse by Employee that impedes Employee's job performance or brings Employee into disrepute in the community.

(c)

Termination by the Employee.  The Employee may terminate his employment hereunder upon 60 days advance written notice for any reason.

(d)

Notice of Termination.  Any termination by the Company pursuant to subsection (a) or (b) above or by the Employee pursuant to subsection (c) above shall be communicated by written notice of termination to the other party hereto.

5.

Compensation Upon Termination.

If the Employee’s employment with Company is terminated for Cause or for Disability, or if the Employee dies or if the Employee terminates his employment with Company for any reason or no reason, then the Company shall pay the Employee his Base Salary for three months from the date on which his employment is terminated at the rate in effect at the time written notice of termination is given.  The Company shall then have no further obligations to the Employee under this Agreement. If Employee’s employment is terminated by the Company without Cause prior to the Expiration Date of this Agreement then the Company shall pay the Employee six (6) months’ base compensation as severance compensation (subject to Employee signing a customary form of release of the Company).

6.

Non-Competition.

(a)

Business Relationships and Goodwill.  The Employee acknowledges and agrees that as an employee and representative of the Company, the Employee will be responsible for building and maintaining business relationships and goodwill with current and future customers, clients, and prospects on a personal level.  The Employee acknowledges and agrees that this responsibility creates a special relationship of trust and confidence between the Company, the Employee, and these persons or entities.  The Employee acknowledges and agrees that this special relationship of trust and confidence between the Company, the Employee, and current and future customers, clients, and prospects creates a high risk and opportunity for the Employee to misappropriate these relationships and the goodwill existing between the Company and such persons and entities.

(b)

Consideration.  The Employee acknowledges and agrees that he has received and will receive substantial, valuable consideration for the agreements set forth in this section, including, but not limited to, access to Confidential Information, as defined above, or compensation and benefits as described herein.  The Employee acknowledges and agrees that this constitutes fair and adequate consideration for the agreements set forth in this section.

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(c)

Scope of Non-Competition Obligation.  In consideration for the valuable consideration described above, the Employee acknowledges and agrees that for a period of twenty-four (24) months following the termination of this Agreement by either party, for whatever reason, the Employee will not solicit business, from any person, company, or business that was or is a client, Customer, or prospect of the Company (“Restricted Customer”). A person or entity is contemplated to be a Restricted Customer if Company has taken steps with the direct objective of obtaining business from such person or entity, which may, but need not, include internal proposals or presentations, proposals or presentations to such person or entity or negotiations with such person or entity.  The Employee further acknowledges and agrees that for a period of twenty-four (24) months following the termination of this Agreement, for whatever reason, the Employee will not engage in the Same or a Similar Business as the Company, including working for any company or business as an agent, consultant, partner, employee, officer, shareholder or independent contractor, in the Market Area, as that term is defined herein.  The Employee acknowledges and agrees that these non-competition agreements shall survive any termination of this Agreement and shall be fully enforceable by the Company or its successor or assignee subsequent to the termination of the Employee's employment, regardless of the reason for such termination.

(d)

Definitions.  For purposes of this section, the following definitions shall apply:

The term "Same or a Similar Business as the Company" shall be defined as a “retail electric provider,” or any other business in which the Company engages during the term of this Agreement.

The term "Market Area" shall be defined as each geographical location in which the Company is currently and actively carrying out business as of the date of Employee’s termination of employment with the Company, including without limitation the deregulated energy market of Texas.

7.

Non-Interference; Non-Disclosure.

(a)

Non-Interference.  The Employee agrees that for a period of twenty-four (24) months subsequent to the termination of this Agreement (whether such termination occurs at the insistence of the Company or the Employee), the Employee shall not solicit or recruit, directly or by assisting others, any other employees of the Company, nor shall the Employee contact or communicate with any other employees of the Company for the purpose of inducing other employees to terminate their employment with the Company.  For purposes of this covenant, "other employees" shall refer to employees who are actively employed by, or doing business with, the employer at the time of the attempted recruiting or hiring.  The Employee acknowledges and agrees that these non-interference agreements shall survive the termination of this Agreement and shall be fully enforceable by the Company or its successor or assignee subsequent to the termination of the Employee's employment, regardless of the reason for such termination.

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(b)

Non-Disclosure. The Company and Employee agree that during the course of his employment, Company will provide confidential information to the Employee.  During and after his employment by the Company, the Employee agrees that he shall not directly or indirectly disclose any Confidential Information, as defined in this section, unless such disclosure is (i) to an employee of the Company or its subsidiaries; (ii) to a person to whom disclosure is reasonably necessary or appropriate in connection with the performance of his/her duties as an employee of the Company; (iii) authorized in writing by the Company; or (iv) required by any Court or administrative agency.

In the event that this Agreement is terminated for any reason, the Employee agrees that he shall, within seventy-two (72) hours of the effective date of termination (or sooner if requested by the Company), return any and all records, files, documents, materials, resumes, copies, equipment, literature, data, information, audio or videotapes, order forms, memoranda, correspondence, customer lists or information, prospect lists or information, financial statements or information pertaining to the Company, its customers, clients or prospects, loan documents, deposit records, loan records, agreements, contracts, orders, records, policy or procedure manuals or memoranda, cards or notes acquired, compiled or coming into the Employee's knowledge, possession or control in connection with his activities as an employee of the Company, as well as all machines, parts, equipment or other materials received from the Company or from any of its customers, clients or prospects in connection with such activities.

The Employee acknowledges and agrees that these non-disclosure agreements shall survive any termination of this Agreement and shall be fully enforceable by the Company or its successor or assignee subsequent to the termination of the Employee's employment, regardless of the reason for such termination.

For purposes of this Agreement, the term "Confidential Information" shall be defined as information in the possession of, prepared by, obtained by, or compiled by the Company which is not generally available to the public.  "Confidential Information" shall include information pertaining to, but not limited to:  customer lists, bid policies and practices, pricing information, financial and other data, contract information, employee lists, manuals, documentation, forms, contracts, agreements, literature, sources of supply, specifications, techniques, engineering, training methods, procedures, systems, data, computer software programs, source codes, hardware development, plans, processes, inventions, discoveries, proprietary technology, methods, trademarks, trade secrets, know-how, corporate books and records, other information concerning Company's business or assets or financial condition and evaluations and use or non-use of other technical or business information not in the public domain and research projects and customer-specific information disclosed to Employee by the Company which is not generally known to the public.  The Employee acknowledges and agrees that this information, if disclosed, could place the Company at a competitive disadvantage.

5

8.

Specific Performance.

In addition to all other rights and remedies which the Company may have at law, as an additional and cumulative remedy, the covenants contained herein shall be enforceable by specific performance and injunctive relief and shall be construed as separate covenants governing competition in the geographical territory applicable; and if any court shall determine finally that the restraints provided for herein are too broad as to the area, activity or time covered, said area, activity or time covered shall be enforceable within the limits determined by such court to be valid. The Employee acknowledges and agrees that, in the event of a breach of Section 6 or 7 hereof by the Employee, the Company would be irreparably harmed and that monetary damages would be an inadequate remedy in favor of the Company.  Accordingly, the Employee and the Company agree that in the event of such a breach, the Company shall be entitled to injunctive relief against the Employee.

9.

Arbitration.

All disputes relating to Employee’s employment or this Agreement shall be resolved by binding arbitration pursuant to the rules of the American Arbitration Association then pertaining.  Arbitration proceedings shall be held in Houston, Texas. The parties may, if they are able to do so, agree upon one arbitrator; otherwise, there shall be three arbitrators selected to resolve disputes pursuant to this Section 9, one named in writing by each party within 15 days after notice of arbitration is served upon either party by the other and a third arbitrator selected by the two arbitrators selected by the parties within 15 days thereafter.   If the two arbitrators cannot select a third arbitrator within such 15 days, either party may request that the American Arbitration Association select such third arbitrator.  If one party does not choose an arbitrator within 15 days, the other party shall request that the American Arbitration Association name such other arbitrator.  No one shall serve as arbitrator who is in any way financially interested in this Agreement or in the affairs of either party.  Each of the parties hereto shall pay its own expenses of arbitration and one-half of the expenses of the arbitrators.  If any position by either party hereunder, or any defense or objection thereto, is deemed by the arbitration to have been unreasonable, the arbitrators shall assess, as part of their award against the unreasonable party or reduce the award to the unreasonable party, all or part of the arbitration expenses (including reasonable attorneys’ fees) of the other party and of the arbitrators.

10.

Withholding of Taxes.

The Company may withhold from any amounts payable under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or government regulation or ruling.

11.

Governing Law.

This Agreement shall be construed according to the laws of Texas, without giving effect to the principles of conflicts of laws of such State.

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12.

Amendment; Modification; Waiver.

This Agreement may not be amended except by the written agreement of both parties hereto.  No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification, discharge is agreed to in writing signed by Employee and the Company.  No waiver by either party hereto at any time of any breach by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

13.

Binding Effect.

This Agreement and the services to be rendered by the Employee hereunder are personal in nature and neither this Agreement nor any rights or obligations pursuant to this Agreement be assigned, transferred or delegated without the consent of the Company and the Employee.  Without limiting the generality of the foregoing, the Employee’s right to receive payments hereunder shall not be assignable, transferable or delegable, whether by pledge, creation of a security interest or otherwise, other than a transfer by his will or by the laws of descent and distribution and, in the event of any attempted assignment or transfer contrary to this paragraph, the Company shall have no obligation and/or liability to pay any amount so attempted to be assigned, transferred or delegated.

14.

Business Expenses.

The Company shall pay Employee’s reasonable business expenses, including expenses incurred for travel on the Company’s business, in accordance with the policies and procedures of the Company, as may be adopted or amended from time to time at the Company’s sole discretion. If Employee incurs business expenses under this Agreement, the Employee shall submit to the Company a monthly request for reimbursement together with supporting documentation satisfactory to the Company

15.

Understanding, Fair Construction.

By execution of this Agreement, the parties hereby acknowledge that they have read and understand each provision, term, and obligation contained in this Agreement.  Although the entirety of this Agreement has been drafted and prepared by the Company for signature by the Employee, both parties agree that this Agreement shall be construed fairly and reasonably and not more strictly against the drafting party than the non-drafting party.

16.

Entire Contract.

This Agreement constitutes the entire agreement and supersedes all other prior agreements, employment contracts and understandings, written and oral, express or implied with respect to the subject matter of this Agreement.

7

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

[_________________________________]

_________________________

EMPLOYEE:

8

Attachment D

J. Michael Moore Employment Agreement with Litigation Dynamics, Inc.

EMPLOYMENT AGREEMENT

(“AGREEMENT”)

THIS AGREEMENT is made and entered into as effective as of ___________, 2011, by and between Litigation Dynamics, Inc. a Texas corporation (the “Company”), and Michael Moore (the “Employee”).

WHEREAS, the Employee and the Company desire to establish an employment relationship and to set forth in an agreement the terms and conditions of such employment;

NOW, THEREFORE, in consideration of the premises hereof, the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.

Employment and Term of Employment.

The Company hereby agrees to employ the Employee, and the Employee hereby agrees to serve the Company, as Chief Operations Officer on the terms and conditions set forth herein.  Employee shall be employed for a period beginning November, 2011 through January, 2013 (the “Expiration Date”), unless sooner terminated or extended as hereinafter set forth.

2.

Positions and Duties.

(a)

Position as Employee.  The Employee shall devote time, attention, knowledge, skills and efforts to the business and affairs of the Company.  The Employee shall use his best efforts to advance the best interests of the Company, The Employee shall report to the Chief Executive Officer unless otherwise designated from time to time for the purpose of advancing the interests of the Company. The Employee shall at all times perform his duties hereunder diligently and exert his best efforts to accomplish the duties necessary to meet the goals and objectives of the Company.  The principal location at which Employee shall perform all services for the Company shall be in Houston, Texas at its business premise.

1

3.

Compensation.

(a)

Base Salary.  The Employee shall be paid a base salary at a rate of $165,600 per annum (the “Base Salary”), in accordance with the Company’s normal payroll practices. All compensation paid to the Employee under this Agreement, including payment of salary and taxable benefits shall be subject to such withholdings as may be required by law or Company’s general practices.  The Employee understands that he shall only be entitled to the compensation and benefits as set forth in this Agreement and that may also otherwise be offered to employees consistent with normal and customary practices of the Company including but not limited to stock or stock option awards, health and welfare benefits, and 401K plans.

(b)

Bonus.   The Employee shall be eligible to receive an end of year annual discretionary bonus (payable within ninety (90) days after the end of each fiscal year).  This bonus is targeted to be in the range of 25 – 50% of the Employee’s base salary depending on Company and Employee performance. Such bonus award will be based upon Board of Directors’ guidelines and approval to pay. Also, such bonus awards, if applicable, will be pro-rated based on length of employment for any partial year of service.

(c)

Options.  VR Holdings, Inc. anticipates to develop a stock option plan and once it is developed and approved by the Board of Directors of VR Holdings, Inc., the Employee will be granted, under this Agreement, a stock option plan. The terms of the stock option plan shall be negotiated in the future.

(d)

Vacation.  The Employee will be entitled to three weeks or 15 business days of vacation during each calendar year of full employment, exclusive of legal holidays. Up to and including five vacation days that are not used during a calendar year will rollover to the following calendar year.  For each year of service, a bank of 5 days for each year may be accrued as a rollover for each year of service to the company, with a maximum of 50 days capable of being stored in the bank.

4.

Termination.

(a)

Disability.  If, as a result of the Employee’s incapacity due to physical or mental illness, the Employee shall have been absent from his duties hereunder on a full time basis for either (i) sixty (60) consecutive business days (the sixty days shall not include days that Employee is absent from his duties on a full time basis as a result of such non-illness related activities, including but not limited to business travel, normal vacation time, and legal and business holidays) during any rolling twelve (12) month period or (ii) ninety (90) business days in the aggregate (this shall not include days that Employee is absent from his duties on a full time basis as a result of such non-illness related activities, but not limited to these defined hereunder, as business travel, normal vacation time, and legal and business holidays) during any twelve (12) month period (“Disability”), the Company may terminate the Employee’s employment hereunder.

(b)

Termination by the Company.  The Company may terminate the Employee’s employment hereunder at any time for Cause (as hereinafter defined) or for any other reason or no reason.  For the purposes of this Agreement, the Company shall have “Cause” to terminate the Employee’s employment hereunder upon proof of: (i) acts of fraud or any material acts of dishonesty by the Employee, or misappropriation of funds or property of the Company by Employee; (ii) the Employee’s willful failure to faithfully perform his duties and responsibilities; (iii) negligent performance of his duties and responsibilities where such negligence results in or threatens a material adverse impact on the Company; (iv) the violation by the Employee of the provisions of Sections 6 or 7 hereof; (v) conviction of a felony or a misdemeanor involving moral turpitude; or (vi) drug or alcohol abuse by Employee that impedes Employee's job performance or brings Employee into disrepute in the community.

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(c)

Termination by the Employee.  The Employee may terminate his employment hereunder upon 60 days advance written notice for any reason.

(d)

Notice of Termination.  Any termination by the Company pursuant to subsection (a) or (b) above or by the Employee pursuant to subsection (c) above shall be communicated by written notice of termination to the other party hereto.

5.

Compensation Upon Termination.

If the Employee’s employment with Company is terminated for Cause or for Disability, or if the Employee dies or if the Employee terminates his employment with Company for any reason or no reason, then the Company shall pay the Employee his Base Salary for three months from the date on which his employment is terminated at the rate in effect at the time written notice of termination is given.  The Company shall then have no further obligations to the Employee under this Agreement. If Employee’s employment is terminated by the Company without Cause prior to the Expiration Date of this Agreement then the Company shall pay the Employee six (6) months’ base compensation as severance compensation (subject to Employee signing a customary form of release of the Company).

6.

Non-Competition.

(a)

Business Relationships and Goodwill.  The Employee acknowledges and agrees that as an employee and representative of the Company, the Employee will be responsible for building and maintaining business relationships and goodwill with current and future customers, clients, and prospects on a personal level.  The Employee acknowledges and agrees that this responsibility creates a special relationship of trust and confidence between the Company, the Employee, and these persons or entities.  The Employee acknowledges and agrees that this special relationship of trust and confidence between the Company, the Employee, and current and future customers, clients, and prospects creates a high risk and opportunity for the Employee to misappropriate these relationships and the goodwill existing between the Company and such persons and entities.

(b)

Consideration.  The Employee acknowledges and agrees that he has received and will receive substantial, valuable consideration for the agreements set forth in this section, including, but not limited to, access to Confidential Information, as defined above, or compensation and benefits as described herein.  The Employee acknowledges and agrees that this constitutes fair and adequate consideration for the agreements set forth in this section.

3

(c)

Scope of Non-Competition Obligation.  In consideration for the valuable consideration described above, the Employee acknowledges and agrees that for a period of twenty-four (24) months following the termination of this Agreement by either party, for whatever reason, the Employee will not solicit business, from any person, company, or business that was or is a client, Customer, or prospect of the Company (“Restricted Customer”). A person or entity is contemplated to be a Restricted Customer if Company has taken steps with the direct objective of obtaining business from such person or entity, which may, but need not, include internal proposals or presentations, proposals or presentations to such person or entity or negotiations with such person or entity.  The Employee further acknowledges and agrees that for a period of twenty-four (24) months following the termination of this Agreement, for whatever reason, the Employee will not engage in the Same or a Similar Business as the Company, including working for any company or business as an agent, consultant, partner, employee, officer, shareholder or independent contractor, in the Market Area, as that term is defined herein.  The Employee acknowledges and agrees that these non-competition agreements shall survive any termination of this Agreement and shall be fully enforceable by the Company or its successor or assignee subsequent to the termination of the Employee's employment, regardless of the reason for such termination.

(d)

Definitions.  For purposes of this section, the following definitions shall apply:

The term "Same or a Similar Business as the Company" shall be defined as a “retail electric provider,” or any other business in which the Company engages during the term of this Agreement.

The term "Market Area" shall be defined as each geographical location in which the Company is currently and actively carrying out business as of the date of Employee’s termination of employment with the Company, including without limitation the deregulated energy market of Texas.

7.

Non-Interference; Non-Disclosure.

(a)

Non-Interference.  The Employee agrees that for a period of twenty-four (24) months subsequent to the termination of this Agreement (whether such termination occurs at the insistence of the Company or the Employee), the Employee shall not solicit or recruit, directly or by assisting others, any other employees of the Company, nor shall the Employee contact or communicate with any other employees of the Company for the purpose of inducing other employees to terminate their employment with the Company.  For purposes of this covenant, "other employees" shall refer to employees who are actively employed by, or doing business with, the employer at the time of the attempted recruiting or hiring.  The Employee acknowledges and agrees that these non-interference agreements shall survive the termination of this Agreement and shall be fully enforceable by the Company or its successor or assignee subsequent to the termination of the Employee's employment, regardless of the reason for such termination.

4

(b)

Non-Disclosure. The Company and Employee agree that during the course of his employment, Company will provide confidential information to the Employee.  During and after his employment by the Company, the Employee agrees that he shall not directly or indirectly disclose any Confidential Information, as defined in this section, unless such disclosure is (i) to an employee of the Company or its subsidiaries; (ii) to a person to whom disclosure is reasonably necessary or appropriate in connection with the performance of his/her duties as an employee of the Company; (iii) authorized in writing by the Company; or (iv) required by any Court or administrative agency.

In the event that this Agreement is terminated for any reason, the Employee agrees that he shall, within seventy-two (72) hours of the effective date of termination (or sooner if requested by the Company), return any and all records, files, documents, materials, resumes, copies, equipment, literature, data, information, audio or videotapes, order forms, memoranda, correspondence, customer lists or information, prospect lists or information, financial statements or information pertaining to the Company, its customers, clients or prospects, loan documents, deposit records, loan records, agreements, contracts, orders, records, policy or procedure manuals or memoranda, cards or notes acquired, compiled or coming into the Employee's knowledge, possession or control in connection with his activities as an employee of the Company, as well as all machines, parts, equipment or other materials received from the Company or from any of its customers, clients or prospects in connection with such activities.

The Employee acknowledges and agrees that these non-disclosure agreements shall survive any termination of this Agreement and shall be fully enforceable by the Company or its successor or assignee subsequent to the termination of the Employee's employment, regardless of the reason for such termination.

For purposes of this Agreement, the term "Confidential Information" shall be defined as information in the possession of, prepared by, obtained by, or compiled by the Company which is not generally available to the public.  "Confidential Information" shall include information pertaining to, but not limited to:  customer lists, bid policies and practices, pricing information, financial and other data, contract information, employee lists, manuals, documentation, forms, contracts, agreements, literature, sources of supply, specifications, techniques, engineering, training methods, procedures, systems, data, computer software programs, source codes, hardware development, plans, processes, inventions, discoveries, proprietary technology, methods, trademarks, trade secrets, know-how, corporate books and records, other information concerning Company's business or assets or financial condition and evaluations and use or non-use of other technical or business information not in the public domain and research projects and customer-specific information disclosed to Employee by the Company which is not generally known to the public.  The Employee acknowledges and agrees that this information, if disclosed, could place the Company at a competitive disadvantage.

5

8.

Specific Performance.

In addition to all other rights and remedies which the Company may have at law, as an additional and cumulative remedy, the covenants contained herein shall be enforceable by specific performance and injunctive relief and shall be construed as separate covenants governing competition in the geographical territory applicable; and if any court shall determine finally that the restraints provided for herein are too broad as to the area, activity or time covered, said area, activity or time covered shall be enforceable within the limits determined by such court to be valid. The Employee acknowledges and agrees that, in the event of a breach of Section 6 or 7 hereof by the Employee, the Company would be irreparably harmed and that monetary damages would be an inadequate remedy in favor of the Company.  Accordingly, the Employee and the Company agree that in the event of such a breach, the Company shall be entitled to injunctive relief against the Employee.

9.

Arbitration.

All disputes relating to Employee’s employment or this Agreement shall be resolved by binding arbitration pursuant to the rules of the American Arbitration Association then pertaining.  Arbitration proceedings shall be held in Houston, Texas. The parties may, if they are able to do so, agree upon one arbitrator; otherwise, there shall be three arbitrators selected to resolve disputes pursuant to this Section 9, one named in writing by each party within 15 days after notice of arbitration is served upon either party by the other and a third arbitrator selected by the two arbitrators selected by the parties within 15 days thereafter.   If the two arbitrators cannot select a third arbitrator within such 15 days, either party may request that the American Arbitration Association select such third arbitrator.  If one party does not choose an arbitrator within 15 days, the other party shall request that the American Arbitration Association name such other arbitrator.  No one shall serve as arbitrator who is in any way financially interested in this Agreement or in the affairs of either party.  Each of the parties hereto shall pay its own expenses of arbitration and one-half of the expenses of the arbitrators.  If any position by either party hereunder, or any defense or objection thereto, is deemed by the arbitration to have been unreasonable, the arbitrators shall assess, as part of their award against the unreasonable party or reduce the award to the unreasonable party, all or part of the arbitration expenses (including reasonable attorneys’ fees) of the other party and of the arbitrators.

10.

Withholding of Taxes.

The Company may withhold from any amounts payable under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or government regulation or ruling.

6

11.

Governing Law.

This Agreement shall be construed according to the laws of Texas, without giving effect to the principles of conflicts of laws of such State.

12.

Amendment; Modification; Waiver.

This Agreement may not be amended except by the written agreement of both parties hereto.  No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification, discharge is agreed to in writing signed by Employee and the Company.  No waiver by either party hereto at any time of any breach by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

13.

Binding Effect.

This Agreement and the services to be rendered by the Employee hereunder are personal in nature and neither this Agreement nor any rights or obligations pursuant to this Agreement be assigned, transferred or delegated without the consent of the Company and the Employee.  Without limiting the generality of the foregoing, the Employee’s right to receive payments hereunder shall not be assignable, transferable or delegable, whether by pledge, creation of a security interest or otherwise, other than a transfer by his will or by the laws of descent and distribution and, in the event of any attempted assignment or transfer contrary to this paragraph, the Company shall have no obligation and/or liability to pay any amount so attempted to be assigned, transferred or delegated.

14.

Business Expenses.

The Company shall pay Employee’s reasonable business expenses, including expenses incurred for travel on the Company’s business, in accordance with the policies and procedures of the Company, as may be adopted or amended from time to time at the Company’s sole discretion. If Employee incurs business expenses under this Agreement, the Employee shall submit to the Company a monthly request for reimbursement together with supporting documentation satisfactory to the Company

15.

Understanding, Fair Construction.

By execution of this Agreement, the parties hereby acknowledge that they have read and understand each provision, term, and obligation contained in this Agreement.  Although the entirety of this Agreement has been drafted and prepared by the Company for signature by the Employee, both parties agree that this Agreement shall be construed fairly and reasonably and not more strictly against the drafting party than the non-drafting party.

7

16.

Entire Contract.

This Agreement constitutes the entire agreement and supersedes all other prior agreements, employment contracts and understandings, written and oral, express or implied with respect to the subject matter of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

[_________________________________]

_________________________

EMPLOYEE:

8

Attachment E

Master Services Agreement between Litigation Dynamics, Inc. and VR Holdings, Inc.

MASTER  SERVICES AGREEMENT

This Master Services Agreement (“Agreement”) is entered into as of this [DATE] (“Effective Date”), by and between Litigation Dynamics, Inc. (“LDI”) and VR Holdings, Inc. (“Client”).

Whereas, LDI desires to provide its offered services to clients (the “Client(s)”) relating to Data Discovery, E-Discovery, Client Review, Cloud based Attorney Review, and other custom requests to clients(the “Engagements”); and

Whereas, LDI desires to enter into an agreement pursuant to which LDI wishes to furnish its services to client, in connection with the Engagements that will be entered into from time to time.

Now Therefore, in consideration of the foregoing premises, and the mutual covenants and agreements contained herein, the parties agree as follows:

1

SERVICES.

1.1

LETTERS OF UNDERSTANDING.  All services provided by Litigation Dynamics, Inc. (the “Services”) shall be outlined in a mutually agreed upon and jointly executed document describing the services to be performed (each, a “Letter of Understanding” or “LOU”).  Each Letter of Understanding shall be subject to all of the terms and conditions contained in this Agreement and is incorporated herein by reference.

1.2

PERFORMANCE OF SERVICES.  LDI Technologies, LLC, Shall to the best of its ability, render the services set forth in the Letter of Understanding in a timely and professional manner consistent with generally accepted industry standards.  Client shall provide in a timely and professional manner, and at no cost to LDI, assistance, cooperation, complete and accurate information and required digital data, equipment, computer and telecommunications facilities, programs, files, documentation, a suitable work environment, and other resources requested by LDI, if required as outlined in the LOU, to enable it to perform the Services (collectively, “Assistance”). Litigation Dynamics, Inc. shall not be liable for any deficiency in performing the Services if such deficiency results from Client’s failure to provide full assistance as required hereunder. Assistance includes, but is not limited to, designating a project manager to interface with Litigation Dynamics, Inc during the course of the Services.

1.3

OWNERSHIP OF WORK PRODUCT.  As used herein, the term “Work Product” means all materials, software, tools, data, inventions, works of authorship and other innovations of any kind, including, without limitation, any deliverables under the Letter of Understanding and any improvements or modifications to Client proprietary computer data or software programs and related materials, that Client, may request, conceive, develop or reduce to practice, alone or jointly with others, in the course of performing the Services or as a result of such Services, whether or not eligible for patent, copyright, trademark, trade secret or other legal protection.  Client agrees that all Work Product shall be the property of Litigation Dynamics, Inc. and hereby assigns all rights it may have in the Work Product and in all related patents, patent applications, copyrights, mask work rights, trademarks, trade secrets, rights of priority and other proprietary rights to Client.  Client acknowledges that Litigation Dynamics, Inc. in its sole discretion shall have the right to license the Work Product or any portion thereof, and/or incorporate the Work Product or any portion thereof into Litigation Dynamics, Inc. products for use by other licensees or clients of Client.

1.4

LICENSE.  Litigation Dynamics, Inc. grants to Client a perpetual, nontransferable, nonexclusive, worldwide license to use any processes or materials developed by Litigation Dynamics, Inc. for Client under this Agreement.  Client will not use any materials developed by Litigation Dynamics, Inc. for any third parties under this Agreement without clearly labeling or otherwise clearly indicating such processes or materials were developed by Litigation Dynamics, Inc. for VR Holdings, Inc.

2

COMPENSATION.

          Unless otherwise indicated in a Letter of Understanding, all General Services pertaining to any future litigation support will be performed on a pricelist or on a time-and-materials basis; then-current fees and charges and therefore applied to a monthly invoice. However, current litigation support activities pertaining to “Lender Liability” law suit will be exempt from these fees and charges and will be monitored by internal billing only. The amount of data exempt from fees and charges shall be capped at 50GB and once that cap is reached the terms of the Master Service Agreement shall be in effect.

Accordingly, Client shall pay LDI for all time spent performing the required services, plus the cost of any materials, taxes, travel, lodging, communications, shipping charges and out-of-pocket expenses incurred by the LDI consultant in connection with providing the services.  All such fees and costs will be invoiced monthly and will be payable within thirty (30) days of the date of invoice unless otherwise designated.

Payments can be made in the form of Cash, Credit Cards, and Public Unrestricted Company Stock. Payments utilizing Company stock for payment may only be for  the total outstanding consulting Fees and may not be used for expenses or hard costs such as software or other items.

3

TERMINATION.

3.1

TERM.  This Agreement shall commence on the Effective Date.  Either party may terminate this Agreement and/or any Letter of Understanding at any time upon thirty (30) days advance written notice to the other party.  Notice of termination of any Letter of Understanding shall not be considered notice of termination of this Agreement unless specifically stated in the notice; provided, however, any termination of this Agreement shall automatically terminate all Statements of Work.  Any Letter of Understanding outstanding at the time of termination of this Agreement shall continue to be governed by this Agreement as if it had not been terminated.

3.2

TERMINATION FOR CAUSE.  Either party may terminate this Agreement immediately upon written notice to the other party if the other party breaches or is in default of any obligation hereunder, including the failure to make any payment when due, which default is incapable of cure or which, being capable of cure, has not been cured within thirty (30) days after receipt of written notice from the non-defaulting party.

3.3

EFFECT OF TERMINATION.  Upon termination of this Agreement, Litigation Dynamics, Inc. shall immediately cease performing any Services and Client shall pay Litigation Dynamics, Inc. any compensation due for Services actually rendered.  Sections 1.4, subject to any payments due hereunder, 3.3, 4, 5 and 6, shall survive the termination of this Agreement.  Termination of this Agreement by either party shall not act as a waiver of any breach of this Agreement and shall not act as a release of either party from any liability for breach of such party’s obligations under this Agreement.  Neither party shall be liable to the other for damages of any kind solely as a result of terminating this Agreement in accordance with its terms, and termination of this Agreement by a party shall be without prejudice to any other right or remedy of such party under this Agreement or applicable law.

4

LIMITATION OF LIABILITY.

          LITIGATION DYNAMICS, INC. MAKES NO WARRANTIES, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE CONDITION OF THE SERVICES OR ANY WORK PRODUCT OR DELIVERABLES DEVELOPED HEREUNDER, AND LITIGATION DYNAMICS, INC. EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE OR NEED, ACCURACY, NON-INFRINGEMENT OF THIRD PARTY RIGHTS AND TITLE, AND ALL WARRANTIES THAT MAY ARISE FROM COURSE OF DEALING, COURSE OF PERFORMANCE OR USAGE OF TRADE.

To the extent permitted by applicable law, in no event will either party be liable under any legal theory for any special, indirect, consequential, exemplary or incidental damages, however caused, arising out of or relating to this Agreement, even if such party has been advised of the possibility of such damages.  Neither party’s liability to the other party under this Agreement shall exceed the total amounts paid or payable by Client under this Agreement.

5

CONFIDENTIALITY.

5.1

CONFIDENTIAL INFORMATION.  By virtue of this Agreement, the parties will have access to information that is confidential to one another (“Confidential Information”).  For purposes of this Agreement, Confidential Information of a party means information, ideas, materials or other subject matter of such party, whether disclosed orally, in writing or otherwise, that is provided under circumstances reasonably indicating that it is confidential or proprietary.  Confidential Information includes, without limitation, the terms and conditions of this Agreement; all business plans, technical information or data, product ideas, methodologies, calculation algorithms and analytical routines; and all personnel, client, contracts and financial information or materials disclosed or otherwise provided by such party (“Disclosing Party”) to the other party (“Receiving Party”).  Confidential Information does not include that which (a) is already in Client’s possession at the time of disclosure to Client, (b) is or becomes part of public knowledge other than as a result of any action or inaction of the Client, (c) is obtained by Client from an unrelated third party without a duty of confidentiality, or (d) is independently developed by Client.

5.2

RESTRICTIONS ON USE.  The Receiving Party shall not use Confidential Information of the Disclosing Party for any purpose other than in furtherance of this Agreement and the activities described herein.  The Receiving Party shall not disclose Confidential Information of the Disclosing Party to any third parties except as otherwise permitted hereunder.  The Receiving Party may disclose Confidential Information of the Disclosing Party only to those employees or consultants who have a need to know such Confidential Information and who are bound to retain the confidentiality thereof under provisions (including, without limitation, provisions relating to nonuse and nondisclosure) no less restrictive than those required by the Receiving Party for its own Confidential Information.  The Receiving Party shall maintain Confidential Information of the Disclosing Party with at least the same degree of care it uses to protect its own proprietary information of a similar nature or sensitivity, but no less than reasonable care under the circumstances.  Each party shall advise the other party in writing of any misappropriation or misuse of Confidential Information of the other party of which the notifying party becomes aware.

5.3

EXCLUSIONS.  Notwithstanding the foregoing, this Agreement shall not prevent the Receiving Party from disclosing Confidential Information of the Disclosing Party to the extent required by a judicial order or other legal obligation, provided that, in such event, the Receiving Party shall promptly notify the Disclosing Party to allow intervention (and shall cooperate with the Disclosing Party) to contest or minimize the scope of the disclosure (including application for a protective order).

5.4

EQUITABLE RELIEF.  The Receiving Party acknowledges that the Disclosing Party considers its Confidential Information to contain trade secrets of the Disclosing Party and that any unauthorized use or disclosure of such information would cause the Disclosing Party irreparable harm for which its remedies at law would be inadequate.  Accordingly, each party (as the Receiving Party) acknowledges and agrees that the Disclosing Party will be entitled, in addition to any other remedies available to it at law or in equity, to the issuance of injunctive relief, without bond, enjoining any breach or threatened breach of the Receiving Party’s obligations hereunder with respect to the Confidential Information of the Disclosing Party, and such further relief as any court of competent jurisdiction may deem just and proper.

5.5

RETURN OF MATERIALS.  Upon termination of this Agreement, the Receiving Party will immediately return to the Disclosing Party all Confidential Information of the Disclosing Party embodied in tangible (including electronic) form or destroy all such Confidential Information and certify in writing to the Disclosing Party that all such Confidential Information has been destroyed.

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GENERAL PROVISIONS.

6.1

Governing Law.  This Agreement is to be construed in accordance with and governed by the internal laws of the State of Texas, without regard to or application of provisions relating to choice of law.

6.2

Severability.  If any provision of this Agreement is unenforceable, then such provision will be enforced to the maximum extent possible under applicable law so as to affect the intent of the parties and the other provisions of this Agreement will continue in full force and effect.

6.3

Counterparts.  This Agreement may be executed in counterparts.

6.4

Entire Agreement; Amendment; Waiver.  This Agreement (including any Statements of Work) constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous communications, negotiations, and agreements, written or oral, regarding the subject matter hereto.  No modification of or amendment or waiver to this Agreement will be effective unless in writing and signed by each of the parties.

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RESOURCES

      Whereas; if outside professionals are required, professional profiles of the consultants assigned to this project will be presented to VR Holdings, Inc.  upon request at the initiation of the project. Any third party profiles will be brought to Clients attention at the time of initiation for each Letter of Understanding.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

LDI REPRESENATIVE	VR HOLDINGS, INC.
BY:	BY:
DATE:	DATE:
NAME:	NAME:
TITLE:	TITLE:
ADDRESS:	ADDRESS:

Invoices will be sent to the Client address shown below the signature of this contract unless a different billing address is indicated here:

NAME

DEPARTMENT

E-MAIL

ADDRESS

Attachment F

Letter Agreement Between CapNet Securities Corporation and VR Holdings, Inc. Dated October 24, 2011

Attachment G

Subscription Agreement

VR HOLDINGS, INC.

SUBSCRIPTION AGREEMENT

VR Holdings, Inc.

1615 Chester Road

Chester, Maryland 21619

Re:

Offering of Common Shares of VR Holdings, Inc. in connection with a merger with Litigation Dynamics, Inc.

Gentlemen:

1.

Subscription.  The undersigned hereby exchanges 100,000 shares of the common stock of Litigation Dynamics, Inc., a Texas corporation, par value $0.01 per share, for _____ shares of the common stock, par value $0.000001 per share (the “Common Shares”) in VR Holdings, Inc., a Delaware corporation (the “Company”) pursuant to that certain Plan and Agreement of Triangular Merger between VR Holdings, Inc., VRH Merger Sub, Inc. and Litigation Dynamics, Inc. dated _____, 2011 (the “Plan of Merger”), and in accordance with the terms of this Subscription Agreement, and the private placement materials relating to the offering (the “Offering”) of the Common Shares (the Plan of Merger and such private placement materials, including all financial statements, exhibits and schedules contained therein or attached thereto, and any amendments and supplements thereto, is hereinafter referred to as the “Placement Memorandum”).  Any capitalized terms used herein shall have the same meaning as used in the Placement Memorandum.  The undersigned has received a copy of the Placement Memorandum.  The Common Shares are being offered by the Company.

2.

Representations and Warranties.  The undersigned represents and warrants as follows:

(a)

The undersigned is an Accredited Investor as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(b)

The undersigned has received information provided to him in writing by the Company, or information from books and records of the Company, as specified below.  The undersigned understands that all documents, records and books pertaining to this investment have been made available for inspection by him, his attorney and/or his accountant and/or his “Purchaser Representative” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and that the books and records of the Company will be available, upon reasonable notice, for inspection by the undersigned during reasonable business hours at the Company’s principal place of business.  The undersigned and/or his advisers have had a reasonable opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the Offering, and all such questions have been answered to the full satisfaction of the undersigned.  No oral representations have been made and, to the extent oral information has been furnished to the undersigned or his advisers in connection with the Offering, such information was consistent with all written information furnished.

(c)

Specifically, the undersigned was provided with access to the Company’s filings with the Securities and Exchange Commission, including the following:

(i)

The Company’s registration statement on Form S-1 filed pursuant to the Securities Act.

(ii)

The annual report to stockholders for the most recent fiscal year, any definitive proxy statement or information statement filed in connection with that annual report, and, if requested by the undersigned in writing, a copy of the Company’s most recent Form 10-K pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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(iii)

The information contained in an annual report on Form 10-K pursuant to the Exchange Act.

(iv)

The information contained in any reports or documents required to be filed by the Company under Sections 13(a), 14(a), 14(c), and 15(d) of the Exchange Act since the distribution or filing of the reports specified above.

(v)

A brief description of the securities being offered, the terms of the Offering, and any material changes in the Company’s affairs that are not disclosed in the documents furnished.

(d)

The undersigned (i) has adequate means of providing for his current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the substantial economic risks of an investment in the Common Shares for an indefinite period, and (iv) at the present time, could afford a complete loss of such investment.

(e)

The undersigned recognizes that the Company has a limited financial and operating history and no history of profitable operations, and that the Common Shares as an investment involve special risks, including those disclosed to the undersigned by the Company.

(f)

The undersigned understands that the Common Shares have not been nor will be registered under the Securities Act or the securities laws of any state, in reliance upon an exemption therefrom for non-public offerings.  The undersigned understands that the Common Shares must be held indefinitely unless they are subsequently registered, or an exemption from such registration is available.  The undersigned further understands that the Company is under no obligation to register the Common Shares on his behalf or to assist him in complying with any exemption from registration.

(g)

The Common Shares are being purchased solely for his own account for investment and not for the account of any other person and not for distribution, assignment, or resale to others and no other person has a direct or indirect beneficial interest in the Common Shares.  The undersigned or his advisers have such knowledge and experience in financial, tax, and business matters to enable him to utilize the information, made available to him in connection with the Offering of the Common Shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

(h)

The undersigned realizes that he may not be able to sell or dispose of his Common Shares as there will be no public market.  In addition, the undersigned understands that his right to transfer the Common Shares will be subject to restrictions against transfer unless the transfer is not in violation of the Securities Act, and the securities laws of any state (including investor suitability standards), and the Company consents to such transfer.  The undersigned also acknowledges that he shall be responsible for compliance with all conditions on transfer imposed by the Securities Act, or the securities law of any state and for any expenses incurred in connection with such a proposed transfer.

(i)

The undersigned, if a corporation, partnership, trust, or other entity, is authorized and otherwise duly qualified to purchase and hold the Common Shares, such entity has its principal place of business as set forth on the signature page hereof, and such entity has not been formed for the specific purpose of acquiring the Common Shares.

(j)

All information which the undersigned has provided to the Company concerning his personal situation, his financial position, and his knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, the knowledge of financial and business matters of the person making the investment decision on behalf of such entity, is correct and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to his subscription being accepted, he will immediately provide the Company with such information.

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(k)

The undersigned, if he is an individual, is a citizen of the United States of America, and is at least 21 years of age.

(l)

Compliance with Regulation D.  Pursuant to Regulation D under the Securities Act, the undersigned understands and agrees that the following restrictions and limitations are applicable to his purchase, resales, hypothecations or other transfers of the Common Shares:

(i)

The undersigned agrees that the Common Shares shall not be sold, pledged, hypothecated or otherwise transferred unless the Common Shares are registered under the Securities Act, and the securities laws of any state, or are exempt therefrom;

(ii)

A legend in substantially the following form has been or will be placed on any certificate(s) or other document(s) evidencing the Common Shares:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE.  WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

(iii)

Stop transfer instructions to the transfer agent of the Common Shares have been or will be placed with respect to the Common Shares so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph (ii) above;

(iv)

The legend and stop transfer instructions described in subparagraphs (ii) and (iii) above will be placed with respect to any new certificate(s) or other document(s) issued upon presentment by the undersigned of certificate(s) or other document(s) for transfer; and

(v)

The undersigned acknowledges that he will be responsible for compliance with all conditions on transfer imposed by any federal or state securities statute and securities law administrator and for any expenses incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer and/or issuing opinions in connection therewith.

(m)

The undersigned acknowledges that _________________________________ (complete if applicable) has acted as his “Purchaser Representative” as defined in Regulation D promulgated under the Securities Act, and (i) that he can bear the economic risk of this investment; (ii) he has relied upon the advice of such Purchaser Representative as to the merits of an investment in the Company and the suitability of such investment for the undersigned; and (iii) such Purchaser Representative has confirmed to him, in writing, any past, present or future material relationship, actual or contemplated, between such Purchaser Representative or its Affiliates and the Company, or its Affiliates.

(n)

The undersigned understands that neither the Securities and Exchange Commission nor the securities commission of any state has made any finding or determination relating to the fairness for public investment in the Common Shares and that the Securities and Exchange Commission as well as the securities commission of any state will not recommend or endorse any offering of securities.

3

(o)

The undersigned understands that:

(i)

No assurances are or have been made regarding any economic advantages (including tax) which may inure to the benefit of the undersigned;

(ii)

No assurances are or have been made concerning the distribution of profits to the Company’s investors; and

(iii)

He is aware that this subscription is independent of any other subscription for the Common Shares.

(p)

The undersigned acknowledges and is aware that it never has been represented, guaranteed, or warranted to him by the Company, its directors, officers, agents or employees, or any other person, expressly or by implication, as to any of the following:

(i)

The approximate or exact length of time that he will be required to remain as an owner of his Common Shares;

(ii)

The percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of this investment; or

(iii)

That the limited past performance or experience on the part of the Company, or any future projections will in any way indicate the predictable results of the ownership of the Common Shares or of the overall financial performance of the Company.

(q)

The undersigned acknowledges that the Company has made available to him or his Purchaser Representative, if any, or other personal advisers the opportunity to obtain additional information to verify the accuracy of the information furnished to him and to evaluate the merits and risks of this investment.

(r)

The undersigned confirms that he has consulted with his Purchaser Representative, if any, or other personal advisers and that said Purchaser Representative or other advisers have analyzed the information furnished to him and the documents relating thereto on his behalf and have advised him of the business and financial aspects and consequences of and liabilities associated with his investment in the Common Shares.  The undersigned represents that he has made other risk capital investments or other investments of a speculative nature, and by reason of his business and financial experience and of the business and financial experience of those persons he has retained to advise him with respect to investments of this nature.  In reaching the conclusion that he desires to acquire the Common Shares, the undersigned has carefully evaluated his financial resources and investments and acknowledges that he is able to bear the economic risks of this investment.

(s)

The undersigned acknowledges that all information made available to him and/or his Purchaser Representative, if any, and/or personal advisers in connection with his investment in the Common Shares, including the information furnished to him is and shall remain confidential in all respects and may not be reproduced, distributed or used for any other purpose without the prior written consent of the Company.

(t)

The undersigned acknowledges that the Offering of the Common Shares will be on a “best efforts” basis through various authorized selling agents of the Company.  The undersigned further acknowledges that the proceeds from the subscriptions for the Common Shares will be immediately available for use by the Company without the imposition of any escrow or any requirement that a minimum number of the Common Shares be sold before such proceeds will be made available for use by the Company.  Therefore, all of the earlier investors will be more at risk with respect to the success of the Company than those investors who invest later in the Offering, inasmuch as the Company may not raise sufficient proceeds from the Offering to implement its business plan as described in the Placement Memorandum.  The Company may sell less than the total number of Common Shares offered.

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3.

Indemnification.  The undersigned agrees to indemnify and hold harmless the Company and its Affiliates from and against all damages, losses, costs, and expenses (including reasonable attorneys’ fees) which they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this subscription, or by reason of any breach of the representations and warranties made by the undersigned herein, or in any document provided by the undersigned to the Company.

4.

Limitation on Transfer of the Common Shares.  The undersigned acknowledges that he is aware that there are substantial restrictions on the transferability of the Common Shares.  Since the Common Shares will not be, and since the undersigned has no right to require that they be, registered under the Securities Act, or the securities laws of any state, the Common Shares may not be, and the undersigned agrees that they shall not be, sold or transferred except pursuant to an effective registration statement or an exemption from such registration statement under said statutes.  The undersigned also acknowledges that he will be responsible for compliance with all conditions on transfer imposed by any federal or state securities statute and securities law administrator and for any expenses incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer and/or issuing opinions in connection therewith.

5.

Survival.  The foregoing representations, warranties and undertakings are made with the intent that they may be relied upon in determining the undersigned’s suitability as an investor in the Company and the undersigned hereby agrees that such representations and warranties shall survive his purchase of the Common Shares.  The undersigned hereby acknowledges and agrees that he is not entitled to cancel, terminate or revoke this Subscription Agreement, or any agreements hereunder, and that this Subscription Agreement and such agreements shall survive (a) changes in the transactions, documents, and instruments previously furnished to the undersigned which are not materially adverse, and (b) the undersigned’s death or disability.

6.

Notices.  All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned or to the Company at the respective addresses set forth herein.

7.

Miscellaneous.

(a)

The undersigned agrees not to transfer or assign this Subscription Agreement, or any of the undersigned’s interest herein, and further agrees that the transfer or assignment of the Common Shares shall be made only in accordance with all applicable laws.

(b)

The undersigned agrees that the undersigned may not cancel, terminate, or revoke this Subscription Agreement or any agreement of the undersigned made hereunder and that this Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned’s heirs, executors, administrators, successors, and assigns.

(c)

Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any rights granted to the undersigned under federal or state securities laws.

(d)

Words of any gender used in this Subscription Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.  In addition, the pronouns used in this Subscription Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

5

(e)

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

(f)

Notwithstanding anything herein contained to the contrary, in the event of any conflict between the terms of this Subscription Agreement or the Placement Memorandum, the terms of the Placement Memorandum shall control.

(g)

This Subscription Agreement shall be enforced, governed, and construed in all respects in accordance with the laws of the State of Maryland and all obligations hereunder shall be deemed performable in Chester, Maryland.

(h)

Within 10 days after receipt of a written request from the Company, the undersigned agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws and ordinances to which the Company is subject.

IN WITNESS WHEREOF, I have executed this Subscription Agreement as of the ___ day of ____________, 2011.

J. MICHAEL MOORE

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Schedule 14(p)

Contracts with Litigation Dynamics, Inc.